---------------------------------------------
                          PICTET EASTERN EUROPEAN FUND
                      PICTET GLOBAL EMERGING MARKETS FUND
                   PICTET INTERNATIONAL SMALL COMPANIES FUND
                          PICTET EUROPEAN EQUITY FUND
                        PICTET INTERNATIONAL EQUITY FUND
                 ---------------------------------------------



                         [PICTET LOGO GRAPHIC OMITTED]




                                 ANNUAL REPORT

                               DECEMBER 31, 2000


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PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
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          Dear Shareholders,

          It is with pleasure that I present to you the Pictet Funds 2000 Annual Report which summarizes the performance of your Funds over the last year and our outlook for 2001.

          In 2001, we believe the Pictet Eastern European Fund could benefit from a stronger euro and lower oil prices. Both events would lead to positive implications for the regions underlying competitiveness and current account levels. The Fund is unique in that it is one of only a few funds investing solely in Eastern Europe.

          The Pictet Global Emerging Markets Fund suffered from the flight of capital in emerging markets as liquidity conditions worsened as a result of higher US interest rates. We believe emerging market equities will likely recover this year in a two stage process. The first, will be the realization that the global interest rate cycle is turning down. The second stage will be driven by expectations that G7 economic activity is near to a bottom.

          The Pictet International Small Companies Fund started 2000 with an outstanding quarter only for momentum to fade as the year wore on. Nonetheless, the Fund posted a positive return for the year and looking ahead, we remain positive on the outlook for international small caps, especially in Europe.

          The Pictet European Equity Fund's managers believe European equity markets will perform well on a relative level, based on an environment of positive economic growth helped by tax cuts, and more defensive earnings due to better restructuring potential. Although the outlook is reasonable, one should look toward the second half of the year for better returns.

          In 2000, the Pictet International Equity Fund's management team was cautious on the outlook for global equities in general and US equities in particular. For 2001, they are a little more positive about equities on the belief that much of the bad news has been discounted and, with no signs of a near upturn in inflation, the Fed will be able to respond to any significant slowdowns with rate cuts.

          We are committed to providing you access to carefully structured investment vehicles to help you achieve your investment objectives.

Yours sincerely,

/s/ JEAN PILLOUD
----------------
Jean Pilloud
President and Chairman

(BULLET) Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risks may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

(BULLET) Mutual fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of principal invested.

--------------------------------------------------------------------------------
                                            Distributor: PFPC Distributors Inc.,
                                  3200 Horizon Drive, King of Prussia, PA, 19406
                                            Date of First Use: February 20, 2001



                                                                               1
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                           PORTFOLIO MANAGER'S REPORT

          The Fund lost for the year 3.4% in dollar terms outperforming ING Barings Eastern Europe Index by 8.4% and was a top performer in its peer-group. During the year Eastern Europe performed better then the rest of the Emerging Markets. Nevertheless the Region could not resist the negative global sentiment. Eastern Europe's largest exposure is the EU economy, and growth prospects for core Europe remain unclear.

                       MARKET REVIEW & INVESTMENT OUTLOOK

          In HUNGARY, the most open economy in the Region, the macro-economic outlook remains stable despite several disappointing numbers released over third quarter 2000: slowdown in GDP (gross domestic product) growth, greater than expected deterioration of the current account, and the revision of the year end CPI (consumer price index) target to 9% from 7%. The biggest damage on the market was inflicted by the government's interventionist policies. The control over gas prices led to disruption of valuations for the whole chemical sector. The Russian gas giant GAZPROM seized the opportunity and bought a significant stake in one of the leading chemical companies.

          POLAND saw four interest rate hikes, the last one in August (150 bps) aimed at curbing the inflation, but growth suffered as a result. The high current account deficit, and rising budget deficit have scared away even captive domestic investors. In addition, the big weighting of domestic telecom stocks contributed to the weakness of the Warsaw market in line with the rest of Europe. In the last quarter, the Polish market rebounded strongly on expectations that the worst in terms of current account deficit is over and that substantial rate cuts are imminent. As a result, the market outperformed the rest of the Universe for the year.

          Similarly the CZECH market's strong exposure to the telecom sector made it dry and lifeless especially in the second half of 2000. On the positive side, Prime Minister Milos Zeman's prediction of FDI (foreign direct investment) inflows in order of $4 billion for 2000 has materialized (a 20% increase over last year). The Czech economy has been on a course of solid economic growth during 2000. Favorable global conditions, continuing privatization and investment incentives caused an investment boom, which is currently the force driving growth. Household demand remains subdued, but we expect that to accelerate in 2001. Foreign trade will depend primarily on global conditions, but, given the strong FDI inflow, export potential will strengthen. The biggest medium-term threat is fiscal discipline in connection with the approaching general elections in 2002.

          The RUSSIAN equity market was hard hit during the last months and once again found itself in the grip of an emerging market contagion effect. The crucial vulnerability for Russia is the risk of a sharp oil price correction. On the other hand capital investment goes from strength to strength - increasing by 19.6% in the first 10 months of this year. Foreign reserves are standing at an all time high at $28 billion. However, domestic monetary expansion (42% year-to-date), which is linked to the high oil price, is highlighting the difficult balancing act between containing inflation (1.5% in November) and preserving competitiveness of domestic enterprises. This is in addition to the massive structural reform challenge.

          The Russian market was a stellar performer until March fuelled by positive expectation after Putin's presidential election victory. That provided us with the opportunity to reduce our exposure to the oil, the utility and the telecom sectors. Also in Poland we reduced very timely our exposure to the IT sector and started early to accumulate financials and pharmaceuticals. The overweight of the telecom sector on the other hand subtracted performance with MATAV and TPSA nearly halving from its peak.

          Going forward Central Eastern Europe is expected to benefit from a stronger euro and lower oil prices with positive implications for their underlying competitiveness and current account levels. We favor Central Europe where Poland is likely to show a steady export recovery and better than expected inflation numbers. We selectively overweight Russian stocks as structural reforms continue to be supported by a benign macroeconomic picture despite a weakening oil price.


2

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               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

POLAND                                 26.2
RUSSIA (FED.)                          22.1
HUNGARY                                18.9
CASH                                   12.2
CZECH REPUBLIC                         10.7
CROATIA                                 9.0
ESTONIA                                 0.7


                                                                               3

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                           PORTFOLIO MANAGER'S REPORT

          In the year to 31st December 2000, the value of the Fund dropped by 37.0%. This was compared to an 28.8% fall in the International Finance
CorporationGlobal Composite Index. Relative performance was lost mostly from stock selection, and in particular from Asia and Latin America.

          The LATIN AMERICAN returns were negatively impacted by weaker returns in BRAZIL which were only partially compensated for by an overweight position. An underweighting to MEXICO for much of the year also led to relative underperformance against the benchmark.

          In ASIA, the relative return from CHINA stock selection was a negative 343 bps. This is largely explained by the differential performance between domestic A-shares (represented in the benchmark, yet not open to foreign investment) and the red-chips and H-shares that are listed in HONG KONG. The SHANGHAI A-share index rose 51.0% in US Dollar terms over the year, while the red-chips and H-shares fell 17.0% and 18.0% respectively in the same period. An overweight position in INDONESIA dragged performance lower, as it did in THAILAND, combined with underperformance in the financial sector. By contrast, an underweighting to TAIWAN combined with strong stock selection (including an early disposal of technology shares before a major sell-off) resulted in a net contribution of 267 bps from this market.

          The EMEA (EUROPE, MIDDLE EAST AND AFRICA) region was a flat contributor, as stock selection losses matched gains from asset allocation. This was the case in SOUTH AFRICA where an overweight position in a relatively defensive market was offset by weaker stock selection (which had much to do with the timing of large net purchases during the year). Elsewhere, there were positive returns from a strategic underweighting to TURKEY and GREECE, and from an overweight position in RUSSIA earlier in the year.

                       MARKET REVIEW & INVESTMENT OUTLOOK

          The weakness in Emerging Markets during 2000 was led by the Asian heavyweights, TAIWAN and KOREA, which both halved over the period. We were underweighted in these markets throughout the year. Each country has its internal difficulties, particularly in unresolved financial stresses remaining from the 1998 crises; but as large exporters of technology, both countries were also hit by a slowdown in US imports and a concomitant fall in semiconductor prices. Not until December was there some recovery from distressed valuations. CHINA and INDIA, both more domestically focused, fared better and indeed the small local A-share market in Shanghai rose dramatically on speculative trading, spurred by China securing US backing for WTO (World Trade Organization) membership. PAKISTAN, one of our favored markets in 1999 and 2000, also outperformed, falling just 1% as the government secured IMF (International Monetary Fund) funding and prepared the economic and political ground for a return to civilian rule.

          The Russian economy remains strong, helped by high oil prices, but as prospects for oil weakened equities fell from September and ended down 11%. Our preferred commodity play, SOUTH AFRICA, was weaker although there were strong gains in favored sectors such as platinum. The Central European economies have attracted strong direct investment flows as EU membership draws nearer. The best market was POLAND, down just 1% helped by its export performance. Israel, up 4%, was another good market with a strong export-driven economy despite violence in the Palestinian territories and consequent political turmoil.

          Confidence in Emerging Markets was already turning up ahead of the US rate cut and this was illustrated by strong outperformance of Nasdaq in the last months of the year, and in spite of two crises in November. One was TURKEY (-50%) which saw interest rates peak at 1700% as a speculative bubble amongst local banks burst. In addition the spectre loomed of ARGENTINA (-24%) defaulting on its debt. Both countries received hefty IMF support. We have been underweight LATIN AMERICA given our negative US view, preferring domestically oriented BRAZIL over MEXICO where a historic opposition presidential victory leaves much to do to control an overheated and US-focused economy.

          Looking ahead we believe emerging equities are likely to recover in 2001, initially driven by the realization (already in place) that the global interest rate cycle is turning down, and later (perhaps in the

4

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second  half  of 2001) by the bottoming of G7 economic  activity.  Low  relative valuations will be helped by rather less earnings downgrades for emerging corporates than will be seen across developed markets.

          For now, financials remain one of our favored sectors. In particular, we are still comfortable with banks and insurers in our largest market, SOUTH AFRICA. TURKEY has recovered from its collapse, but remains a zero holding as the lira strengthens and the risk of a sharp devaluation persists. The portfolio is moving back to an overweight in defensive India after buying into bottoming industrial stocks. Given our bearish stance on semiconductors (and technology in general), we remain underweight TAIWAN although less so in KOREA. We have moved to overweight South East Asia, especially THAILAND whose new government offers the prospect of reform.

                                                                               5
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               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

SOUTH AFRICA                           20.1
BRAZIL                                 11.4
CHINA                                   8.5
TAIWAN                                  7.4
MEXICO                                  6.9
GREECE                                  6.0
SOUTH KOREA                             5.8
THAILAND                                5.1
MALAYSIA                                5.0
ISRAEL                                  3.9
POLAND                                  3.6
INDIA                                   3.3
INDONESIA                               2.6
CASH                                    2.5
PHILIPPINES                             2.1
PAKISTAN                                2.0
EGYPT                                   1.0
HUNGARY                                 0.9
CZECH REPUBLIC                          0.8
ARGENTINA                               0.7
CHILE                                   0.5
MISCELLANEOUS                           0.0



             FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

SOUTH AFRICA                           13.7
THAILAND                                4.0
BRAZIL                                  3.5
POLAND                                  2.5
PAKISTAN                                1.9
GREECE                                  1.9
INDONESIA                               1.6
ISRAEL                                  1.3
MALAYSIA                                0.9
PHILIPPINES                             0.6
CZECH REPUBLIC                          0.5
EGYPT                                   0.4
HUNGARY                                 0.2
PORTUGAL                                0.0
OTHER                                   0.0
SLOVAK REPUBLIC                        -0.0
SRI LANKA                              -0.1
ZIMBABWE                               -0.1
OMAN                                   -0.2
NIGERIA                                -0.2
JORDAN                                 -0.3
BAHRAIN                                -0.3
VENEZUELA                              -0.3
COLOMBIA                               -0.3
ARGENTINA                              -0.3
PERU                                   -0.4
MOROCCO                                -0.6
MEXICO                                 -1.4
RUSSIA (FED.)                          -1.9
CHILE                                  -2.7
SOUTH KOREA                            -2.8
TURKEY                                 -3.0
SAUDI ARABIA                           -3.2
INDIA                                  -3.3
CHINA                                  -4.0
TAIWAN                                 -7.5

Source: Pictet International Management Limited.


The above chart shows the absolute over/under-weightings of the Fund relative to its Index.


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                           PORTFOLIO MANAGER'S REPORT

          The Fund recorded a loss of 14.3% in the final quarter of 2000 while the HSBC World ex-US Smaller Companies Index declined 7.9%. For the year as a whole, the portfolio gained 6.6% to outpace the benchmark by more than 21%. Underperformance in the final quarter can be attributed to a poor month in November, when profit warnings in the UK and sharp falls in several stocks in the electronics sector, especially in GERMANY, took their toll. Poor stock selection in JAPAN also played a part. The best performance in the final quarter came from FRANCE, where we enjoyed solid gains on stocks such as LINEDATA (+24%) and MARIONNAUD PARFUMERIES (+20%).

          Small caps started 2000 with an outstanding quarter only for momentum to fade as the year wore on. Volatility reigned in the final months as economic and earnings expectations deteriorated in all regions. The most influential shift came in the US, where confidence in the "soft landing" scenario dissipated in the wake of weak economic data. GDP (gross domestic product) growth declined to 2.2% in the third quarter, the slowest in four years, jobless claims are rising and consumer confidence has evaporated. Indeed, the risk of a hard landing was considered significant enough to prompt the Fed to cut its target rate by 50 bps early in January.

          In Europe, the quarter started with the seventh increase in interest rates implemented by the European Central Bank (ECB) in the year 2000. The culprits at the time were oil prices and the weak Euro. By the end of December though, oil prices had fallen, the Euro had recovered some of the ground lost against the Dollar and activity indicators suggested that tighter money was having an appreciable impact. Core inflation remains subdued and the ECB now appears to have the scope to bring rates down in 2001.

          We had noted in September that "there is still a risk that more aggressive downgrades will be required in the coming months." As it turned out, earnings were a major problem in the fourth quarter. Profit warnings and poor results swept through the market, leaving very few sectors unscathed. Industries such as electronics and information technology hardware were especially hard hit and growth stocks underperformed by a wide margin as investors moved into more defensive areas.

          GERMANY provided more than its fair share of shocks and was the worst performing of the major European small cap markets during the quarter. Unrealistic valuations, along with serious corporate governance issues at several of the highest-flying companies on the Neuer Markt (the German stock market for newer companies), prompted nervous investors to sell the market aggressively, and somewhat indiscriminately. Relatively speaking, France was a beacon of calm, both in terms of fundamentals and investor behavior.

          If the fourth quarter was difficult in Europe, it was terrible in JAPAN. Frustration at the slow pace of reform and concerns over the state of the still moribund economy culminated in a wave of selling. As in Europe, growth sectors suffered most. Unwinding of cross shareholdings ahead of the fiscal year-end and foreign selling also depressed the market. The Yen slipped, and by the end of the quarter, Japanese small caps had lost 24% in US Dollar terms. Developed markets elsewhere in the region were relatively firm. Concerns over the future direction of the US economy hurt electronics stocks, but the improving outlook for interest rates was well received in the property and financial sectors.

          Over the course of the quarter, we reduced exposure to Germany and SWITZERLAND because of concerns over valuations. Stock specific issues forced us to liquidate positions in the UK, which was frustrating given the relatively good performance of the market. Cash raised in these countries was reallocated mainly to FRANCE. We have been underweight Japan for some time now and exposure was reduced further during the period.

          As the new year begins, the portfolio is overweight in Continental Europe, slightly underweight in the UK and ASIA EX-JAPAN and underweight Japan. At this stage, we do not anticipate a significant reversal of our position in Japan.


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                            MARKET REVIEW AND OUTLOOK

CONTINENTAL EUROPE

          The European Central Bank (ECB) opened the quarter with a 25 bps increase in interest rates to 4.75%, the seventh such tightening this year. At the time, producer prices were rising quickly and headline inflation was running well ahead of the ECB's 2% target, mainly because of a spike in energy costs and the weak Euro. The plight of the currency was considered grave enough in October to warrant a round of coordinated intervention by major central banks, followed by further solo forays into the market by the ECB.

          The impact of higher interest rates became apparent as the quarter wore on. EC business and consumer confidence slipped to a nine month low, the GERMAN IFO survey of business confidence fell for the sixth consecutive month in November and third quarter GDP (gross domestic product) rose 2.8% year-over-year in the Eurozone, down from 3.2% in the previous period. Growth forecasts for 2001 have now been trimmed back to the 3.0 to 3.2% range, down from the 3.4 to 3.5% expected at the start of the quarter. The dip in sentiment and manufacturing activity was not immediately apparent in inflation data however. Headline consumer prices rose 2.9% year-over-year in November; the biggest increase since February 1994, though core inflation remains subdued.

          Earnings expectations held up reasonably well in Europe until late in the year. The downgrading of economic forecasts and the flow of bad news from high-profile companies in the US forced analysts to reappraise their forecasts and the sustainability of valuations in sectors such as telecomms, technology, electronics and media. The end result was a shift away from these areas in favor of cash and more defensive sectors.

          The downgrading of economic and earnings expectations masks several positive developments, not least the rally staged by the Euro. The narrowing of the growth differential relative to the US should help the currency, but more importantly, the flow of funds out of the region and into the US appears to have slowed. Recent data on mutual fund investments in Europe suggests that domestic and regional funds have been winning market share back from international products. Oil has also staged a retreat and it now appears that the worst has passed in terms of inflation.

          Looking ahead, we remain positive on the outlook for European small caps in 2001. We do not discount the risk that the year-end earnings reporting season will yield more unpleasant surprises but we believe that the market will have discounted most of the downgrades by the end of the first quarter. While economic growth has cooled from previous levels, the overall level of activity remains satisfactory. We should remember that the Euro area exports only 12% of its total GDP and consequently, gearing to a slowdown in the US is relatively modest. The moderation in headline inflation in the coming months gives the ECB scope to cut rates and tax cuts will begin to put more cash into the pockets of European consumers in 2001. Recent surveys of fund managers confirm our view that valuations are beginning to look attractive, and with cash holdings at high levels, there is good potential for an improvement in sentiment towards European equities in the coming months.

UNITED KINGDOM

          The Bank of England's Monetary Policy Committee (MPC) boosted interest rates relatively early, and relatively often, in late 1999 and early 2000 in a bid to head off the impact of above-trend growth in wages and house prices. This placed the UK ahead of the curve in terms of monetary policy and data released in the fourth quarter confirmed that inflation was under control. Retail prices (net of mortgage interest charges) have undershot the Bank's 2.5% target for twenty consecutive months and wages are now rising at an annual rate of about 4.2%, comfortably within the 4.5% threshold considered compatible with the inflation target.

          With the tightening out of the way, the MPC has been content to leave base rates unchanged at 6% for the past ten months, an unusually long period of inactivity. Economic indicators released over the course of the past few months support this course of action. GDP growth slowed in the third quarter,


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from 3.5% to 2.9%, due mainly to deterioration in net trade and weaker growth in capital spending. While forecasts for 2001 have been downgraded to 2.7% from 3%, this is still an above-trend rate of growth. Household spending increased 4.4% in the year to the end of last September and this has been the key economic driver. Even the manufacturing sector, which had suffered so much when Sterling was setting new highs against the Euro, is showing positive growth.

          In our view, the outlook for this year is good. While other large economies are still adjusting to the impact of slower global growth, the UK has already come to terms with a weak export market. Inflation is subdued, unemployment is at a twenty-five year low, domestic demand is buoyant and government spending is expected to increase over the next three years at the fastest rate in almost thirty years. We expect to boost exposure to the UK in the coming months, subject to finding suitable investment candidates.

JAPAN

          The final quarter of the year has been a hard grind for equity investors, its main characteristic being the bursting of the bubble in the so-called "New Japan" stocks that enjoyed such a spectacular rally in 1999. While this aspect of the market took its direction from the US and elsewhere, many domestic developments were depressingly familiar to long-term followers of JAPAN's lost decade.

          Perhaps most important of these has been the foreign investors' disappointment with the pace of reform from both companies and the government. Implicit in the concept of "New Japan" was the expectation that an entire corporate philosophy would change, from one where assets are allocated on the basis of affiliation to one allocated on the basis of efficiency. It was hoped that leaner firms could then emerge, unfettered by obligations to other companies, or indeed by the wider social duty of full employment. They would therefore be in a position to serve the interests of shareholders, cut costs and increase the low level of returns on both assets and equity.

          While there have been many minor victories, much of corporate Japan has not taken radical steps to increase returns. Unprofitable plants remain open, idle workers draw pay and wildly inefficient use of capital proliferates. Similarly the government has abandoned its many reform initiatives, partly because of the precarious economic situation and low level of the market, but also because of an apparent lack of conviction in the benefits of change. Foreign investors were especially exasperated when government ministers turned to their old favorite -- plans for more spending in the regions -- when it became apparent that economic momentum was starting to wane.

          Finally, the final quarter brought the realization that expectations for both economic activity and profit growth were too optimistic, the risk of which we highlighted in the last report. In particular, the stubbornness of deflation was sobering, with its worrisome implications for corporate profits, credit creation and for the willingness and ability of firms to restructure.

          This sense of deja vu has caused investors to vote with their feet, and there has been little respite in foreign selling over the last quarter (or indeed for the last ten months), a situation made worse by the unwinding of cross-shareholdings. Nevertheless, although expectations have clearly been too high, glimmers of hope have been visible. The average return on assets of non-financial firms has increased by nearly 2% over the year and there have been several high-profile instances of M&A activity that has included foreigners.

          This last point may be important in helping to realize the value that undoubtedly exists in Japan, for allowing foreign firms to manage flagship Japanese companies would be a powerful indicator of willingness to change. For the moment, however, sentiment towards domestic shares will depend on economic expectations while the technology and communications sectors are likely to continue to react to moves on the Nasdaq. As far as the former is concerned, optimism is scarce, particularly since the Economic Planning Agency recently announced a provisional re-estimate of third quarter growth from +1% to -2.6%, showing the poor level of statistical reliability as well the uncertainty of the outlook!

          We have maintained a highly cautious stance over the quarter and are unlikely to change in the near term. However, we remain aware of Japan's potential, with its pockets of world-class technology and firms selling at distressed levels that are ripe for the kind of overhaul discussed above. We therefore await

                                                                               9
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PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------


clearer signs of reform, increased levels of M&A activity as firms address their poor asset mix and an improvement in the liquidity environment before moving to a more neutral stance.

ASIA PACIFIC

          While the region as a whole had a turbulent quarter, equity markets in HONG KONG, SINGAPORE and AUSTRALIA proved to be safe havens, recording very modest declines. While the high dependence on growth in trade (especially in electronics) and political uncertainty felled KOREA, TAIWAN and smaller markets, Hong Kong benefited from expectations of lower interest rates.

          Not surprisingly, interest rate-sensitive stocks led the region while technology counters were caught up in the Nasdaq's relentless decline. To some extent this reflected fundamentals, for although an unequivocal rebound in property assets in the region is still eagerly awaited, signs of nascent recovery did appear. Throughout the final quarter, data released in Hong Kong exceeded market expectations, culminating in the announcement that third quarter GDP had expanded 10.4%. The buoyancy of domestic demand was reflected in import growth of over 20%, while Chinese exports were even better at 25%. While the undertow of deflation did persist, with the October CPI (consumer price index) steady at -2.7%, GDP growth of around 5% in 2001 should bring about more normalized conditions. Perhaps most encouraging of all however, is the strength of private capital spending, which is contributing to the recovery in bank lending, and the recovery in consumer spending (of around 5%) expected next year.

          Part of this encouraging picture reflects improving conditions in CHINA, where in spite of the turbulence surrounding the reform programs, GDP growth in excess of 8% was achieved. A huge rebound in consumer confidence was important, helped by the strong growth of exports and the resumption of substantial foreign direct investment. Although growth is likely to moderate in the next two years, a sharp contraction is unlikely as China is relatively immune to the shocks that affect the rest of Asia, such as energy prices and electronics demand from the US.

          In Singapore, restructuring is likely to be a dominant theme of the domestic economy, but external shocks remain the biggest concern. With its status as a hub for the ASEAN economies and its own very high exposure to electronics, much of the market will remain highly sensitive to US interest rates and the fate of the Nasdaq in particular.

          We have been modestly cautious on markets in the region, in spite of the impetus that we feel the Chinese economy can provide for the region and Hong Kong especially. Liquidity will undoubtedly pick up with easing interest rates and we are looking to increase our weighting as conditions allow.


10

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PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------


               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FRANCE                                 27.0
UK                                     17.4
GERMANY                                11.3
JAPAN                                   9.8
SWEDEN                                  5.4
SWITZERLAND                             5.3
ITALY                                   3.9
CASH                                    3.4
FINLAND                                 3.3
SPAIN                                   2.4
HONG KONG                               2.3
BELGIUM                                 2.3
AUSTRALIA                               2.1
DENMARK                                 1.8
CHINA                                   1.2
NORWAY                                  0.8
NETHERLANDS                             0.3


                          FUND COUNTRY WEIGHTS VERSUS
             HSBC JAMES CAPEL WORLD EX-U.S. SMALLER COMPANIES INDEX
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FRANCE                                 18.2
GERMANY                                 5.2
FINLAND                                 1.7
SWEDEN                                  1.6
BELGIUM                                 0.3
HONG KONG                               0.2
OTHER                                   0.0
MALAYSIA                                0.0
PORTUGAL                               -0.6
DENMARK                                -0.7
NORWAY                                 -0.9
IRELAND                                -0.9
SWITZERLAND                            -1.0
NEW ZEALAND                            -1.1
AUSTRIA                                -1.2
AUSTRALIA                              -1.4
SPAIN                                  -1.6
UK                                     -1.6
SINGAPORE                              -2.0
ITALY                                  -2.2
NETHERLANDS                            -4.3
JAPAN                                  -9.0

Source: Pictet International Management Limited.

The above chart shows the absolute over/under-weightings of the Fund relative to its Index at the end of the fourth quarter.

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PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

          Over the fourth quarter, the MSCI Europe Price Index, as measured in US Dollars, rose by 2%. The Pictet European Equity Fund in comparison fell by 0.8% over the same period. Since inception in mid-August, the Index has fallen 4.9%, against a first return of -8.0%.

          Stock selection, which historically has attributed over 70% of outperformance, was the driver of underperformance within the portfolio over the fourth quarter. This was focussed particularly amongst the Information Technology and Telecom Services sectors. The Fund held overweight positions in stocks such as ASM LITHOGRAPHY, ERICSSON and ELMOS SEMICONDUCTOR. These stocks suffered from general market concerns over the health of both the semiconductor and telecom markets. Selection within the Healthcare sector was beneficial to performance, as was Consumer Staples. These included overweight positions in pharmaceutical stocks such as NOVARTIS and also in Food Producers, including the Swiss company NESTLE.

          The  appreciation  of these  industries  reflected  the market's  move towards the more defensive companies with stable earnings streams. Positive contribution to performance was also obtained through the avoidance of overweight positions in several of the highly rated technology stocks which fell significantly on sentiment after they themselves or other related companies issued profits warnings, for example CAP GEMINI, which fell 23% over the quarter.

                                 MARKET REVIEW

          The year started well as the largely technology and telecom driven rally of the fourth quarter 1999 continued into the new year. The beginning of March signaled the top of the TMT (Telecommunications, Media and Technology) sectors, but the market as a whole oscillated in a reasonably narrow range until the end of September, when it became apparent that economic growth was slowing, while the price of fuel was continuing to push inflation higher. From this point the market entered a downward trend, more than offsetting the rise seen at the beginning of the year.

          Economic growth has been a focal point for equity markets all year. In the first half of the year, investors were concerned about how strongly the economies were expanding, particularly in the US where growth continued at above 5% in the first six months of the year. The fear at this time was that this growth combined with rising fuel prices, would result in a surge in inflation, and a consequential tightening in monetary policy. Indeed inflation did pick up in the US from 2.5% to 3.5% over the year, while Europe too, saw prices rise, from 1999 year end level of 1.7% to 2.8% by the end of the period. Core rates (i.e. excluding food and energy) were much better behaved however, at 2.6% and 1.5% for America and Europe, respectively. In the second half of the year concerns switched to too little growth, as business indictors both sides of the Atlantic pointed to lower growth in the months to come. This was confirmed by the release of third quarter GDP in the US showing growth of only 2.3% annualized. Europe fared better, expanding by 3% in the same period. The slowdown in the US was also reflected in a slew of corporate profit warnings, spanning industries as diverse as technology, paper and retailing. Indeed earnings growth expectations for US companies began the year at +17%, and had fallen to +8% by the end of December. European earnings were less affected through a combination of more economic stability and a weak Euro, and forecasts declined a more moderate 4 percentage points to 10%.

          While investors fears shifted from one extreme to the other, European policy matters saw inflation as the clear threat, and raised the discount rate from 2% in January, to 3.75% by October, with a series of six hikes. Long bond yields however were more sanguine regarding price levels, and instead focussed on the prospects of declining growth. German 10 year yields fell over the period from 5.5% to 4.85%.

          As markets became more volatile, merger and acquisition activity slowed during 2000. This was particularly true in mobile telephony where the higher than expected expenditure on third generation licenses slowed the corporate deal flow to zero in the second half of the year. This after FRANCE TELEKOM'S purchase of ORANGE, and DEUTSCHE TELEKOM'S purchase of VOKESTREAM in the first six months. Elsewhere, SPAIN's largest electrical utility ENDESA launched a surprise bid for the number two player IBERDROLA, while VIVENDI (formerly GENERALE DES EAUX) moved toward becoming a pure media company by successfully bidding for SEAGRAM in CANADA, which includes the UNIVERSAL STUDIOS and POLYGRAM music business.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

          The worst two performing sectors over the year came from the TMT arena. Telecommunications companies were the largest fallers, down 36.7%, mainly as a result of the higher than expected costs of third generation mobile phone licenses. This significantly raised the capital intensity in an industry, which had been successfully lowering capital expenditure in recent years. When combined with increasing fixed line competition, and worsening balance sheets, this encouraged investors to re-appraise valuations in the sectors. Software stocks also saw significant selling (-36.1%) as companies, particularly in the US, reacted to falling earnings by slashing their I.T. budgets. The sector was also hurt by a number of high profile bankruptcies in the embryonic Internet sector. Falling 23%, the Auto and Components sector was badly hit by the share price decline of DAIMLER CHRYSLER, whose US operations saw a sharp deterioration in the face of rising competition and a dearth of new models.

          The top-performing sector was that of Food, Beverage and Tobacco, (+27.6) as investors sought a safe haven in the face of an economic and corporate earnings slump, Pharmaceuticals enjoyed out performance (+20%) for similar reasons, with demand for drugs being largely insensitive to economic conditions. Another strong performance came in the Insurance sector (+15%), helped by the perceived sensitivity to falling bond yields, and continued structural growth in the European savings market.

                                 MARKET OUTLOOK

          The battle between falling growth and falling interest rates will continue to be waged in 2001, and is likely to prolong the current period of volatility in European equity markets. However, there is a sense that while much of the deterioration in economic growth is now discounted in prices, the uplifting effect on valuations as yields fall has been ignored. For this reason the outlook for European markets looks reasonable in 2001, although one should look toward the second half of the year for better returns. This outlook does however assume a soft handling in the US next year, i.e. positive growth. If the US goes into a recession, then markets can be expected to fall further in 2001. Even in this environment, European equity markets are expected to perform well on a relative level, based on an environment of positive economic growth helped by tax cuts, and more defensive earnings due to better restructuring potential.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------


               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

UK                                     25.0
FRANCE                                 18.2
NETHERLANDS                            10.6
SWITZERLAND                            10.0
ITALY                                   8.1
GERMANY                                 6.8
SPAIN                                   6.7
SWEDEN                                  5.4
FINLAND                                 3.4
CASH                                    2.7
IRELAND                                 2.1
BELGIUM                                 1.1

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


                           PORTFOLIO MANAGER'S REPORT

          The Fund fell by 3.2% over the final quarter while the MSCI Europe, Australasia and Far East Index (in US dollars) fell by 2.7%. Since inception in August, the Fund declined 8.9% leading to underperformance against the benchmark of 0.9%.

          This poor performance can be largely attributed to poor sector/stock selection in Europe. Despite further reductions in the Fund's exposure to technology related stocks in favor of more defensive areas of the market, this was not sufficient to offset the negative contribution from stocks such as ASML (geared to semiconductor capex) and ERICSSON (poor performance of the mobile handset division).

          Positive contributions to performance came from good stock selection in Asia. Performance in JAPAN benefited from overweight positions in defensive areas such as Foods, Pharmaceuticals and Utilities. Continued exposure to technology sectors was the main drag, but good stock selection helped to limit the damage. In HONG KONG, performance was helped by the portfolio's bias towards interest rate sensitives as these stocks/sectors benefited from an anticipated reduction in US interest rates.

                                 MARKET REVIEW

EUROPE

          European equities saw a small decline in 2000, as measured by the MSCI Europe 15 in local currencies which fell by 3.5%. The year started well as the largely technology and telecom driven rally of the fourth quarter 1999 continued into the first quarter of the new year. The beginning of March signaled the top of the TMT (Telecommunication, Media and Technology) sectors, but the market as a whole oscillated in a reasonably narrow range until the end of September, when it became apparent that economic growth in the US was slowing. From this point the market entered a downward trend, more than offsetting the rise seen at the beginning of the year.

          Economic growth has been a focal point for equity markets all year. In the second half of the year concerns switched to too little growth, as business indictors both sides of the Atlantic pointed to lower growth. The worst two performing sectors over the year came from the TMT arena. Telecommunications companies were the largest fallers, down 36.7%, mainly as a result of the higher than expected costs of third generation mobile phone licenses. The top-performing sector was that of food, beverage and tobacco, (+27.6) as investors sought a safe haven in the face of an economic and corporate earnings slump. Pharmaceuticals enjoyed out performance (+20%) for similar reasons, with demand for drugs being largely insensitive to economic conditions. Another strong performance came in the insurance sector (+15%), helped by the perceived sensitivity to falling bond yields, and continued structural growth in the European savings market.

JAPAN

          Signs of a strengthening economic background were evident at the start of the year, with notable improvements seen in capital expenditure, job offers and private consumption. Further support to this picture of economic revival was provided by the Bank of Japan's (BoJ) Tankan (quarterly corporate survey) as well as some excellent corporate results. However, despite a lack of inflationary pressures the BoJ Governor, Mr. Hayami, took these signs of strength as an opportunity to raise interest rates. This controversial move (leading to a public debate with the Ministry of Finance) seemed particularly mis-judged when the bankruptcy of retailer Sogo (in July) re-ignited concerns over the banking sector and also impacted negatively on consumer confidence. Additional concern on the policy-making front was provided by the appointment of Mr. Mori as Prime Minister, whose uncanny ability to make one gaffe after another led to only a slim majority for the LDP led coalition in the June elections. Mr. Mori subsequently survived a vote of no confidence, but his future remains highly uncertain. Therefore, following an encouraging start to the year, the economic prognosis had become more uncertain by the end of 2000 and a series of uninspiring economic releases (especially continued weakness in retail sales) encouraged the yen to end the year on a weaker note.

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PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


          With regard to the market, the launch of several new investment trusts aimed at capturing funds previously locked up in high yielding postal savings was the prime mover at the start of the year. These funds were sold on the basis of their TMT credentials and were therefore the driving force behind many related sectors in the first quarter. However, like 1999, the influence of overseas markets was ever present in 2000 and the peaking of the Nasdaq in March signaled an end to a broad-based interest in TMT. However, it was not all bad news for technology stocks as fibre-optic equipment manufacturers benefited from their position as the key enablers of any communication system designed to transport large volumes of data - these stocks performed well throughout the year. In contrast to 1999 where tentative signs of an economic revival had limited impact on the performance of related sectors, the improving economic environment witnessed in the first half combined with some excellent results to encourage a shift into selected low-priced domestic demand related issues. While the demise of Sogo department store and widespread disappointment with the BoJ's decision to raise interest rates helped to put a brake on the outperformance of these stocks in the second half of the year, there was also a significant drag caused by the continued unwinding of cross-shareholdings. This encouraged a shift into more defensive areas such as Pharmaceuticals and Utilities.

                                 MARKET OUTLOOK

          Throughout last year we were cautious on the outlook for global equities in general and US equities in particular. From here, however, we are a little more positive about equities. While we do not expect to see a strong performance this year from stocks, we should soon see the major indices stabilize and then to rise as the first quarter progresses. This view is based on a belief that much of the bad news has been discounted and, with no signs of a near term upturn in inflation, the Fed will be able to respond to any significant signs of slowdown with rate cuts. This should ensure that the current growth pause is short lived.

          For Europe, with fiscal policy loosening, the euro well down on levels seen in 1999 and average bond yields below 5%, we believe growth should come in well above the US and Japan. We have also been comforted by the more pragmatic approach of the European Central Bank (ECB) towards the setting of monetary policy in recent months. From here, we would be surprised to see the euro maintain its recent pace of appreciation, but with US rates likely to converge on European rates the euro should remain firm against the dollar. This, combined with a more respectable growth outlook should provide the main support to European equities in 2001.

          For Japan although valuations are supportive and profits are forecast to grow further (albeit more slowly), supply pressures are likely to resurface - bank results showed that proposed unwinding of cross-shareholdings had fallen behind schedule in the first half and these are likely to accelerate in coming months (ahead of the fiscal year-end in March). Also, following recent deals in Asia and the US, NTT DOCOMO will follow in NTT'S footsteps and issue shares early in 2001. Support at the macro level comes from relatively robust private sector capex but, from a market perspective, the main disappointment is that money supply growth remains elusive. Overall, it is difficult to see the market making much progress in the short-term and we therefore start 2000 a little underweight this asset class.

          At the moment, we are broadly neutral against the benchmark in smaller Asian markets but expect to move to an overweight exposure within a few months. After a very weak performance from the region in 2000, valuations are at very attractive levels, discounting very low profits growth in coming years. It is true that the near term catalyst of an improvement in liquidity conditions is still missing, but as global interest rates edge lower we should see a steady revival in credit creation and upturn in money supply growth. This development should help to prompt an upwards re-rating of these markets against the larger developed markets.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2000


                            [BAR CHART APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

JAPAN                                  21.6
UK                                     17.5
NETHERLANDS                            10.4
FRANCE                                 10.2
SWITZERLAND                             8.7
ITALY                                   5.9
GERMANY                                 5.9
SPAIN                                   3.8
FINLAND                                 3.4
SWEDEN                                  2.8
HONG KONG                               2.8
AUSTRALIA                               2.1
CASH                                    2.1
SINGAPORE                               1.2
PORTUGAL                                0.9
BELGIUM                                 0.4
CHINA                                   0.2

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          PICTET EASTERN EUROPEAN FUND

                                      VS.

         INTERNATIONAL FINANCE CORPORATION GLOBAL EASTERN EUROPE INDEX+
                                       &
                       ING BARINGS EASTERN EUROPE INDEX++


                           [LINE GRAPH APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                          Pictet Eastern    International Finance Corporation    ING Barings Eastern
                           European Fund        Global Eastern Europe Index          Europe Index
INCEPTION   4/98              $10,000                 $10,000                         $10,000
           12/98               $6,607                  $3,977                          $5,052
           12/99               $8,960                  $6,686                          $6,672
            3/00              $12,102                  $8,006                          $8,455
            6/00               $9,556                  $6,457                          $6,740
            9/00               $8,748                  $6,198                          $6,037
           12/00               $8,657                  $5,563                          $5,889

   + The International Finance Corporation Global Eastern Europe Index is an index composed of 141 stocks covering 5 markets.

  ++ The ING Barings Eastern Europe Index is an index composed of 56 stocks covering 4 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

     PICTET EASTERN EUROPEAN FUND                            ACTUAL
     ------------------------------                          ------
     Year Ended 12/31/00 .................................   (3.38)%
     Inception (04/07/98) through 12/31/00 ...............   (5.11)%
----------------------------------------------------------------------
      *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                      PICTET GLOBAL EMERGING MARKETS FUND

                                      VS.

            INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                 TOTAL RETURN+

                           [LINE GRAPH APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Pictet Global        International Finance Corporation Global
                     Emerging Markets Fund        Composite Index Total Return
INCEPTION 10/95            $10,000                           $10,000
          12/95             $9,528                            $9,702
          12/96            $10,321                           $10,468
          12/97             $9,156                            $8,945
          12/98             $7,029                            $7,059
          12/99            $11,499                           $11,486
           3/00            $11,520                           $11,851
           6/00             $9,218                           $10,705
           9/00             $8,134                            $9,342
          12/00             $7,246                            $8,182

 + The International Finance Corporation Global Composite Index Total Return is an index composed of 1,925 stocks covering 34 markets.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

     PICTET GLOBAL EMERGING MARKETS FUND                     ACTUAL
     ------------------------------------                    ------
     Year Ended 12/31/00 .................................  (36.98)%
     Inception (10/04/95) through 12/31/00 ...............   (5.96)%
---------------------------------------------------------------------
      *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                   PICTET INTERNATIONAL SMALL COMPANIES FUND

                                      VS.

          HSBC JAMES CAPEL WORLD EXCLUDING U.S. SMALL COMPANIES INDEX+
                                       &
           FINANCIAL TIMES/S&P WORLD EX-U.S. MEDIUM-SMALL CAP INDEX++

                           [LINE GRAPH APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Pictet International   HSBC James Capel World excluding      Financial Times/S&P World
                   Small Companies Fund      U.S. Small Companies Index      ex-U.S. Medium-Small Cap Index
INCEPTION 2/96          $10,000                     $10,000                            $10,000
         12/96          $10,285                     $10,649                            $10,300
         12/97           $9,495                      $9,284                             $9,217
         12/98          $10,003                      $9,590                            $10,553
         12/99          $18,651                     $12,814                            $12,325
          3/00          $25,911                     $13,667                            $11,998
          6/00          $23,600                     $12,601                            $12,480
          9/00          $23,182                     $11,858                            $11,956
         12/00          $19,874                     $10,923                            $12,039

   + The HSBC James Capel World excluding U.S. Small Companies Index is an index composed of 1,200 smaller company stocks covering 20 markets.

  ++ The Financial Times/S&P World ex-U.S. Medium-Small Cap Index is no longer being used as the HSBC James Capel World ex-U.S. Small Companies Index better represents the universe of stocks this Fund invests in.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

     PICTET INTERNATIONAL SMALL COMPANIES FUND               ACTUAL
     ------------------------------------------              ------
     Year Ended 12/31/00 ..................................   6.56%
     Inception (02/07/96) through 12/31/00 ................  15.05%
----------------------------------------------------------------------
      *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          PICTET EUROPEAN EQUITY FUND

                                      VS.

            MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE PRICE INDEX+

                           [LINE GRAPH APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                         Morgan Stanley Capital
                     Pictet European Equity Fund      International Europe Price Index
 INCEPTION 8/00             $10,000                              $10,000
           9/00              $9,270                               $9,312
          12/00              $9,196                               $9,461

   + The Morgan Stanley Capital International Europe Price Index is an index composed of 509 stocks covering 15 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

     PICTET INTERNATIONAL SMALL COMPANIES FUND               ACTUAL
     ------------------------------------------              ------
     Year Ended 12/31/00 ..................................     N/A
     Inception (8/15/00) through 12/31/00 .................   (8.04)%
----------------------------------------------------------------------
     *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        PICTET INTERNATIONAL EQUITY FUND

                                      VS.

  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX+


                           [LINE GRAPH APPEARS HERE]


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                    Morgan Stanley Capital International
                Pictet International Equity Fund   Europe, Australasia and Far East Index
INCEPTION 8/00            $10,000                                  $10,000
          9/00             $9,410                                   $9,454
         12/00             $9,106                                   $9,200

   + The Morgan Stanley Capital International Europe, Australasia and Far East
    Index is an index composed of 915 stocks covering 20 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

     PICTET INTERNATIONAL SMALL COMPANIES FUND               ACTUAL
     ------------------------------------------              ------
     Year Ended 12/31/00 ................................      N/A
     Inception (8/15/00) through 12/31/00 ...............    (8.94)%
----------------------------------------------------------------------
     *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                                  DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                        VALUE
           SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- 87.5%
CROATIA -- 9.0%
        7,400   Pliva d.d., GDR, Registered Shares                   $   86,950
        4,530   Zagrebacka Banka d.d., GDR, Registered Shares            77,916
                                                                     ----------
                                                                        164,866
                                                                     ----------
CZECH REPUBLIC -- 10.7%
       20,000   Ceske Energeticke Zavody AS+                             53,745
          500   Ceske Radiokomunikace AS, GDR+                           16,875
        2,400   Cesky Telecom AS+                                        32,355
       11,400   Komercni Banka AS, GDR+                                  92,340
                                                                     ----------
                                                                        195,315
                                                                     ----------
ESTONIA -- 0.8%
          900   Estonian Telecom, Ltd., GDR                              13,635
                                                                     ----------
HUNGARY -- 19.0%
        1,000   BorsodChem Rt., Sponsored GDR                            24,000
          600   EGIS Rt.                                                 22,621
          800   Gedeon Richter Rt., Sponsored GDR                        47,300
        5,300   Magyar Tavkozlesi Rt., Sponsored ADR                    108,319
        4,800   MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR           80,040
          800   OTP Bank Rt., Sponsored GDR                              44,600
        1,200   Pannonplast Rt.                                          19,350
                                                                     ----------
                                                                        346,230
                                                                     ----------
POLAND -- 26.3%
        5,000   Bank Polska Kasa Opieki SA+                              75,619
        8,000   Elektrim Spolka Akcyjna SA                               97,953
        2,000   Europejski Fundusz Leasingowy SA+                        27,200
        2,500   KGHM Polska Miedz SA, GDR+                               31,312
        2,000   Orbis SA+                                                11,380
        7,000   Polski Koncern Naftowy Orlen SA, GDR                     77,700
        2,400   Prokom Software SA, GDR                                  50,400
        1,000   Przedsiebiorstwo Farmaceutyczne JELFA SA                  9,147
        8,000   Telekomunikacja Polska SA, GDR                           54,600
        5,000   Wielkopolski Bank Kredytowy SA                           33,151
        1,050   Zaklady Metali Lekkich Kety+                             11,179
                                                                     ----------
                                                                        479,641
                                                                     ----------
RUSSIA -- 21.7%
       16,100   AO Mosenergo, Sponsored ADR                              38,640
        3,100   Mobile Telesystems, Sponsored ADR+                       74,400
        2,500   Mosk. Gorod. Tel.                                        13,437
        6,500   Norilsk Nickel+                                          47,450


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                        VALUE
           SHARES                                                      (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
RUSSIA -- (continued)
        2,100   OAO Gazprom, ADR                                     $   13,335
        2,000   OAO Lukoil Holding, Sponsored ADR                        74,000
        9,000   RAO Unified Energy Systems, GDR                          72,563
       14,000   Saint Petersburg Telephone Network                        7,456
        2,000   Surgutneftegaz, Sponsored ADR                            20,800
        2,250   Vimpel-Communications, ADR+                              33,469
                                                                     ----------
                                                                        395,550
                                                                     ----------
TOTAL COMMON STOCKS (COST $1,774,313)                                 1,595,237
                                                                     ----------
PREFERRED STOCKS -- 1.0%
RUSSIA -- 1.0%
       50,000   Rostelecom, Preferred Par 7.42%                          18,500
                                                                     ----------
TOTAL INVESTMENTS (COST $1,822,313*)           88.5%                  1,613,737
OTHER ASSETS AND LIABILITIES (NET)             11.5                     209,753
-------------------------------------------------------------------------------
NET ASSETS                                    100.0%                 $1,823,490
-------------------------------------------------------------------------------
  *   Aggregate cost for Federal tax purposes is $1,878,738.
  +   Non-income producing security.

Abbreviations:
ADR   American Depositary Receipt
GDR   Global Depositary Receipt




                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

AT DECEMBER 31, 2000, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                    % OF NET              VALUE
INDUSTRY DIVERSIFICATION                             ASSETS             (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications                                    24.8%           $  452,499
Banking                                               17.8               323,626
Energy Sources                                        14.6               265,875
Health and Personal Care                               9.1               166,018
Utilities -- Electric and Gas                          9.0               164,948
Metals -- Non Ferrous                                  4.9                89,941
Data Processing and Reproduction                       2.8                50,400
Business and Public Services                           1.5                27,200
Chemicals                                              1.3                24,000
Building Materials and Components                      1.1                19,350
Leisure and Tourism                                    0.6                11,380
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                   87.5             1,595,237
PREFERRED STOCKS                                       1.0                18,500
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                     88.5%            1,613,737
OTHER ASSETS AND LIABILITIES (NET)                    11.5               209,753
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%           $1,823,490
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
      PORTFOLIO OF INVESTMENTS (CONTINUED)                     DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 87.0%
ARGENTINA - 0.7%
      75,000     Quilmes Industrial SA, ADR                                             $   675,000
                                                                                        -----------
BRAZIL -- 3.8%
 109,275,000     Centrais Eletricas Brasileiras SA                                        2,020,185
   2,100,000     Cia de Saneamento Basico do Estado de Sao Paulo                            187,384
      39,300     Cia Vale do Rio Doce                                                       937,153
      19,000     Uniao de Bancos Brasileiros SA, Sponsored GDR                              559,312
                                                                                        -----------
                                                                                          3,704,034
                                                                                        -----------
CHILE -- 0.5%
      36,630     Cia de Telecomunicaciones de Chile SA, Sponsored ADR                       483,058
                                                                                        -----------
CHINA -- 8.3%
   2,994,000     Beijing Datang Power Generation Company, Ltd., Class H                     777,318
   1,016,000     China Everbright, Ltd.                                                   1,048,604
   3,794,000     China Petroleum and Chemical Corporation (Sinopec), Class H+               603,172
     500,000     China Resources Enterprise, Ltd.                                           637,845
   4,074,000     China Shipping Development Company, Ltd., Class H+                         616,346
     318,000     China Unicom, Ltd.+                                                        487,211
   1,662,000     Cosco Pacific, Ltd.                                                      1,289,164
   4,400,000     Denway Motors, Ltd.+                                                       767,209
     500,000     Shanghai Industrial Holdings, Ltd.                                         910,291
   8,920,000     Sinopec Shanghai Petrochemical Company, Ltd.                               892,034
                                                                                        -----------
                                                                                          8,029,194
                                                                                        -----------
CZECH REPUBLIC -- 0.7%
      90,000     Komercni Banka AS, GDR+                                                    729,000
                                                                                        -----------
EGYPT -- 0.9%
     100,000     Commercial International Bank                                              900,002
                                                                                        -----------
GREECE -- 5.8%
     170,000     Athens Water Supply and Sewage Company SA                                1,255,269
      50,000     Hellenic Bottling Company SA                                               809,340
     134,000     Hellenic Petroleum SA                                                    1,312,495
     130,000     Hellenic Telecommunications Organization SA (OTE)                        1,946,686
      30,000     STET Hellas Telecommunications SA, ADR+                                    315,000
                                                                                        -----------
                                                                                          5,638,790
                                                                                        -----------
HUNGARY -- 0.9%
      50,290     MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                             838,586
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND


--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
INDIA -- 3.2%
      50,000     Hindalco Industries, Ltd., Sponsored GDR@                              $   908,750
      35,000     ITC, Ltd., GDR                                                             682,500
      62,000     Mahanagar Telephone Nigam, Ltd., GDR                                       491,350
      60,000     Reliance Industries, Ltd., Sponsored GDR@                                  985,500
                                                                                        -----------
                                                                                          3,068,100
                                                                                        -----------
INDONESIA -- 2.5%
   2,652,000     PT Astra Agro Lestari Tbk                                                  267,256
  73,627,000     PT Bank Internasional Indonesia+                                           304,401
     377,000     PT Gudang Garam Tbk                                                        506,563
   2,700,000     PT Telekomunikasi Indonesia                                                572,092
     189,841     PT Telekomunikasi Indonesia, Sponsored ADR                                 783,094
                                                                                        -----------
                                                                                          2,433,406
                                                                                        -----------
ISRAEL -- 3.8%
     250,000     Bank Leumi Le-Israel                                                       579,323
     200,000     Bezeq Israeli Telecommunication Corporation, Ltd.                        1,073,325
      28,000     Teva Pharmaceutical Industries, Ltd., Sponsored ADR                      2,051,000
                                                                                        -----------
                                                                                          3,703,648
                                                                                        -----------
MALAYSIA -- 4.8%
     553,000     AMMB Holdings Berhad                                                       497,704
     200,000     Malayan Banking Berhad                                                     710,532
   1,798,000     Malayan Cement Berhad                                                      496,820
     414,000     Malaysia International Shipping Corporation Berhad                         675,479
      70,000     Nestle (Malaysia) Berhad                                                   386,845
     530,000     Sime Darby Berhad                                                          663,900
     247,000     Star Publications (Malaysia) Berhad                                        695,506
     177,000     Tenaga Nasional Berhad                                                     540,320
                                                                                        -----------
                                                                                          4,667,106
                                                                                        -----------
MEXICO -- 6.6%
     708,000     Grupo Elektra SA de CV, CPO                                                589,452
   1,007,000     Grupo Financiero Banamex Accival, SA de CV, Class O                      1,647,432
   3,871,000     Grupo Financiero BBVA Bancomer, SA de CV, Class O                        2,143,189
      40,300     Panamerican Beverages, Inc., Class A                                       571,756
      57,800     Tubos de Acero de Mexico SA, Sponsored ADR                                 826,540
      26,100     TV Azteca, SA de CV, Sponsored ADR                                         259,369
     202,000     Wal-Mart de Mexico SA de CV, Series V+                                     401,943
                                                                                        -----------
                                                                                          6,439,681
                                                                                        -----------
PAKISTAN -- 2.0%
   5,000,000     Pakistan Telecommunications Company, Ltd.                                1,900,920
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
PHILIPPINES -- 2.0%
     715,000     ABS-CBN Broadcasting Corporation, PDR                                  $   700,700
     289,000     Manila Electric Company, Class B                                           286,110
      16,800     Philippine Long Distance Telephone Company                                 290,640
     600,000     San Miguel Corporation, Class B                                            666,000
                                                                                        -----------
                                                                                          1,943,450
                                                                                        -----------
POLAND -- 3.5%
     119,020     Bank Polska Kasa Opieki SA+                                              1,800,028
      30,000     Polski Koncern Naftowy Orlen SA, GDR                                       333,000
     187,910     Telekomunikacja Polska SA, GDR                                           1,282,486
                                                                                        -----------
                                                                                          3,415,514
                                                                                        -----------
SLOVAKIA -- 0.0%
       2,700     Chirana Prema AS+##                                                              0
                                                                                        -----------
SOUTH AFRICA -- 19.4%
     455,900     ABSA Group, Ltd.                                                         1,722,418
      60,000     Anglo American Platinum Corporation, Ltd.                                2,789,952
      35,000     Anglo American Plc                                                       1,891,012
     260,000     Barloworld, Ltd.                                                         1,634,870
     345,800     Gold Fields, Ltd.                                                        1,173,981
     450,000     Iscor, Ltd.                                                                743,062
      17,300     Lonmin Plc                                                                 247,057
      23,100     Nedcor, Ltd.                                                               521,808
     590,000     Old Mutual Plc                                                           1,449,665
   1,070,000     Sanlam, Ltd.                                                             1,351,277
     150,000     Sappi, Ltd.                                                              1,071,991
     130,000     Sasol, Ltd.                                                                840,618
     209,000     South African Breweries Plc                                              1,468,793
     314,000     Standard Bank Investment Corporation, Ltd.                               1,265,122
      85,800     Tiger Brands, Ltd.                                                         736,722
                                                                                        -----------
                                                                                         18,908,348
                                                                                        -----------
SOUTH KOREA -- 5.6%
     206,750     Good Morning Securities Company+                                           511,563
     100,000     Hana Bank                                                                  467,984
      90,000     Honam Petrochemical Corporation                                            451,779
     100,000     Hyundai Motor Company, Ltd.                                                956,521
      39,670     Korea Tobacco & Ginseng Corporation                                        595,834
     111,000     Korean Air Company, Ltd.                                                   605,454
      50,000     Pohang Iron & Steel Company, Ltd., Sponsored ADR                           778,125


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SOUTH KOREA -- (continued)
      24,100     Samsung Fire & Marine Insurance                                        $   523,913
     156,000     Samsung Heavy Industries Company, Ltd.+                                    543,842
                                                                                        -----------
                                                                                          5,435,015
                                                                                        -----------
TAIWAN -- 7.1%
     994,560     Cathay Life Insurance Company, Ltd.                                      1,743,802
   1,264,000     China Motor Company, Ltd.                                                1,283,880
     993,600     Evergreen Marine Corporation                                               642,782
     740,000     Fubon Insurance Company                                                    449,641
     109,460     Hon Hai Precision Industry Company, Ltd.                                   555,908
     495,300     Nan Ya Plastic Corporation                                                 555,495
     666,000     Taiwan Cellular Corporation+                                             1,006,659
   1,617,000     Yang Ming Marine Transport                                                 667,238
                                                                                        -----------
                                                                                          6,905,405
                                                                                        -----------
THAILAND -- 4.9%
      56,400     Advanced Info Service Public Company, Ltd.+                                546,008
   1,149,000     Bangkok Bank Public Company, Ltd.+                                         913,714
     200,000     BEC World Public Company, Ltd. (F)                                         995,760
   1,056,927     Cogeneration Public Company, Ltd. (F)+                                     298,437
      96,789     Delta Electronics (Thailand) Public Company, Ltd. (F)                      412,732
   1,800,000     Krung Thai Bank Public Company, Ltd. (F)+                                  446,018
     152,600     Shin Corporations Public Company, Ltd. (F)+                                562,789
      62,500     Siam Cement Public Company, Ltd. (F)+                                      590,656
                                                                                        -----------
                                                                                          4,766,114
                                                                                        -----------
TOTAL COMMON STOCKS (COST $99,720,499)                                                   84,584,371
                                                                                        -----------
PREFERRED STOCKS -- 7.2%
BRAZIL -- 7.2%
 156,000,000     Banco Bradesco SA, Preference No Par 4.98%                               1,119,999
  15,176,000     Banco Itau SA, Preference No Par                                         1,439,773
      22,000     Cia Brasileira de Distribuicao Grupo Pao de Acucar, Sponsored ADR,
                     No Par 0.80%                                                           803,000
  69,032,000     Cia Energetica de Minas Gerais, Preference Par                             998,308
      27,000     Cia Vale do Rio Doce, Class A+, Preference No Par                          657,415
      59,900     Cia Vale do Rio Doce, Class B+##                                               307
      45,571     Telesp Celular Participacoes SA, ADR, 0.68%                              1,230,417
     159,800     Usinas Siderurgicas de Minas Gerais SA, Class A,
                     Preference No Par 3.37%                                                719,509
                                                                                        -----------
                                                                                          6,968,728
                                                                                        -----------
TOTAL PREFERRED STOCKS (COST $6,701,689)                                                  6,968,728
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
RIGHTS -- 0.0%
BRAZIL -- 0.0%
   5,984,327     Banco Bradesco SA, expiration 2/12/01+                                 $         0
         599     Cia de Saneamento Basico do Estado de Soa Paulo, expiration 1/14/01+             0
                                                                                        -----------
                                                                                                  0
                                                                                        -----------
MALAYSIA -- 0.0%#
      30,875     Star Publications (Malaysia) Berhad, expiration 1/31/01                      3,656
                                                                                        -----------
THAILAND -- 0.0%
     245,684     Telecomasia                                                                      0
TOTAL RIGHTS (COST $0)                                                                        3,656
                                                                                        -----------
TOTAL INVESTMENTS (COST $106,422,188*)                           94.2%                   91,556,755
OTHER ASSETS AND LIABILITIES (NET)                                5.8                     5,601,406
---------------------------------------------------------------------------------------------------
NET ASSETS                                                      100.0%                  $97,158,161
---------------------------------------------------------------------------------------------------

   *   Aggregate cost for Federal tax purposes is $106,437,547.
   +   Non-income producing security.
   #   Amount represents less than 0.1%.
  ## The valuation of this security has been determined by procedures established by the Pricing Committe of the Board of Trustees.
   @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amount to $1,894,250 or 1.95% of total net assets.

Abbreviations:
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
PDR   Philippine Depository Receipt
(F)   Foreign Shares


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


AT DECEMBER 31, 2000, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                      % OF NET              VALUE
INDUSTRY DIVERSIFICATION                               ASSETS             (NOTE 1)
-------------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                 13.4%             $13,064,798
Telecommunications                                      12.1               11,741,318
Financial Services                                       6.7                6,493,308
Energy Sources                                           6.4                6,257,184
Beverages and Tobacco                                    6.1                5,975,786
Insurance                                                5.7                5,518,298
Metals -- Non Ferrous                                    4.3                4,220,800
Metals -- Steel                                          3.4                3,284,880
Automobiles                                              3.1                3,007,610
Electronic Components and Instruments                    3.1                2,988,825
Transportation -- Shipping                               2.9                2,789,229
Broadcasting and Publishing                              2.7                2,651,335
Multi-Industry                                           2.2                2,118,033
Health and Personal Care                                 2.1                2,051,000
Utilities -- Electrical and Gas                          2.0                1,902,185
Machinery and Engineering                                1.7                1,634,870
Business and Public Services                             1.3                1,289,164
Utilities -- Water                                       1.3                1,255,269
Food and Household Products                              1.2                1,123,567
Building Materials and Components                        1.1                1,087,476
Forest Products and Paper                                1.1                1,071,991
Merchandising                                            1.0                  991,395
Real Estate                                              0.6                  637,845
Transportation -- Airlines                               0.6                  605,454
Chemicals                                                0.6                  555,495
Agriculture                                              0.3                  267,256
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     87.0               84,584,371
PREFERRED STOCKS                                         7.2                6,968,728
RIGHTS                                                   0.0                    3,656
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       94.2%              91,556,755
OTHER ASSETS AND LIABILITIES (NET)                       5.8                5,601,406
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%             $97,158,161
-------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                                  DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.4%
AUSTRALIA -- 2.1%
      50,000     Data Advantage, Ltd.                                                   $   156,971
     207,747     Orbital Engine Corporation, Ltd.+                                          178,924
     240,700     Uecomm, Ltd.+                                                              171,194
                                                                                        -----------
                                                                                            507,089
                                                                                        -----------
BELGIUM -- 2.3%
      13,490     Omega Pharma SA                                                            549,665
                                                                                        -----------
CHINA -- 1.2%
     280,000     China Everbright, Ltd.                                                     288,985
                                                                                        -----------
DENMARK -- 1.8%
      10,000     GN Store Nord A/S                                                          174,848
       5,000     Vestas Wind Systems A/S                                                    270,448
                                                                                        -----------
                                                                                            445,296
                                                                                        -----------
FINLAND -- 3.3%
      44,000     Aldata Solutions Oyj+                                                      271,403
       6,500     Sampo-Leonia Insurance Company, Class A                                    350,895
       8,000     Teleste Corporation                                                        176,504
                                                                                        -----------
                                                                                            798,802
                                                                                        -----------
FRANCE -- 26.9%
       2,500     A Novo                                                                     551,574
      20,000     Call Center Alliance SA+                                                   398,072
       2,000     Compagnie Francaise d'Etudes et de Construction SA (Technip)               290,292
       2,520     D Interactive                                                              193,531
       2,000     Galeries Lafayette                                                         383,051
       2,000     HighWave Optical Technologies+                                             272,079
      13,000     IB Group+                                                                  280,716
      14,000     InfoVista SA+                                                              362,772
      10,000     Linedata Services+                                                         295,738
       4,000     Marionnaud Parfumeries+                                                    521,250
       5,000     Natexis Banques Populaires                                                 443,372
      10,000     Net2S+                                                                     253,490
       3,000     Parsys                                                                     261,939
       4,900     Penauille Polyservices                                                     308,684
       3,500     Pierre & Vacances                                                          213,588
       7,000     Plastivaloire                                                              256,963
       7,500     Publicis SA                                                                253,419
       7,300     Remy Cointreau SA                                                          308,412


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
FRANCE -- (continued)
       3,900     Solving International SA                                               $   307,567
       9,000     SR Teleperformance                                                         353,618
                                                                                        -----------
                                                                                          6,510,127
                                                                                        -----------
GERMANY -- 8.0%
      10,600     Brainpool TV AG+                                                           189,084
       8,250     ce Consumer Electronic AG                                                  134,385
       3,000     Energiekontor AG+                                                          237,998
       2,500     Kontron Embedded Computers AG+                                             206,195
       2,550     Medion AG                                                                  260,475
       3,000     Muehlbauer Holding AG & Company                                            236,590
      10,000     Neue Sentimental Film AG+                                                  107,968
       5,000     Qiagen NV+                                                                 181,667
       4,500     Suess MicroTec AG+                                                         130,758
       6,700     Wedeco AG Water Technology+                                                238,717
                                                                                        -----------
                                                                                          1,923,837
                                                                                        -----------
HONG KONG -- 2.3%
     200,000     Hysan Development Company, Ltd.                                            282,062
     370,000     South China Morning Post (Holdings), Ltd.                                  275,139
                                                                                        -----------
                                                                                            557,201
                                                                                        -----------
ISRAEL -- 0.3%
       3,000     ProLaser, Ltd.+                                                             60,133
                                                                                        -----------
ITALY -- 3.9%
      18,000     Class Editori SpA                                                          202,792
      16,000     Gruppo Coin SpA+                                                           210,302
      12,500     Industria Macchine Automatiche SpA                                          92,711
       4,000     Novuspharma SpA+                                                           161,858
       3,000     Prima Industrie SpA                                                        274,332
                                                                                        -----------
                                                                                            941,995
                                                                                        -----------
JAPAN -- 9.8%
      35,000     Aida Engineering, Ltd.                                                     126,932
       2,000     Alpha Systems, Inc.                                                        208,488
       4,400     Daito Electron Company, Ltd.                                                70,921
       7,000     Fuji Machine Manufacturing Company, Ltd.                                   187,639
      15,000     Hisamitsu Pharmaceutical Company, Inc.                                     260,566
      10,000     Joint Corporation                                                          205,860
       7,000     Nihon Dempa Kogyo Company, Ltd.                                            216,460
       5,000     Nippon Broadcasting System, Inc.                                           189,216
      44,000     Nippon Konpo Unyu Soko Company, Ltd.                                       279,444


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN -- (continued)
       3,200     Nippon Systemware Company, Ltd.                                        $   196,504
      14,000     Pulstec Industrial Company, Ltd.                                           203,582
       7,000     Sumitomo Real Estate Sales Company, Ltd.                                   226,884
                                                                                        -----------
                                                                                          2,372,496
                                                                                        -----------
LUXEMBOURG -- 0.8%
       1,750     Thiel Logistik AG+                                                         205,373
                                                                                        -----------
NETHERLANDS -- 2.4%
       4,400     Jomed NV+                                                                  241,652
       8,000     Teleplan International NV+                                                 269,638
       2,000     Unit 4+                                                                     81,586
                                                                                        -----------
                                                                                            592,876
                                                                                        -----------
NORWAY -- 0.8%
      22,000     Tandberg ASA+                                                              202,079
                                                                                        -----------
SPAIN -- 2.4%
      10,000     Grupo Auxiliar Metalurgico SA+                                             240,346
      13,000     Mecalux SA+                                                                 89,219
      20,000     Sociedad General de Aguas de Barcelona SA                                  244,289
                                                                                        -----------
                                                                                            573,854
                                                                                        -----------
SWEDEN -- 5.4%
      40,000     Capio AB+                                                                  296,744
      25,000     Eniro AB+                                                                  251,703
       9,000     Micronic Laser Systems AB+                                                 266,116
      18,000     Observer AB, Class B                                                       228,917
      11,000     Sigma AB, Class B                                                          259,386
                                                                                        -----------
                                                                                          1,302,866
                                                                                        -----------
SWITZERLAND -- 4.3%
         470     Mikron Holding AG, Registered Shares                                       185,621
       1,400     Nextrom Holding AG, Bearer Shares                                          236,716
         200     Saurer AG, Registered Shares+                                               92,564
         500     Swisslog Holding AG, Registered Shares                                     219,067
         300     Tecan Group AG, Registered Shares                                          311,198
                                                                                        -----------
                                                                                          1,045,166
                                                                                        -----------
UNITED KINGDOM -- 17.4%
      50,000     Actinic Plc+                                                                28,756
      26,000     Axis-Shield Plc+                                                           226,236
      14,000     Celltech Group Plc+                                                        247,403



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM -- (continued)
      78,000     Chloride Group Plc                                                     $   191,669
     185,000     Corporate Services Group Plc+                                              160,285
      91,700     Datamonitor Plc+                                                           226,019
      17,000     easyJet Plc+                                                                99,674
      75,000     Eidos Plc+                                                                 241,155
     150,000     First Choice Holidays Plc                                                  280,088
      30,000     First Technology Plc                                                       238,186
      42,000     Imagination Technologies Group Plc+                                        142,419
      22,000     Informa Group Plc                                                          197,182
      85,000     Mentmore Abbey Plc                                                         271,722
      30,000     Morse Plc                                                                  169,173
      25,000     Nestor Healthcare Group Plc                                                182,991
      30,000     Pace Micro Technology Plc                                                  213,651
      80,000     Pressac Plc                                                                175,073
      35,000     Ricardo Plc                                                                253,050
      61,000     Taylor Nelson Sofres Plc                                                   225,071
      10,000     Volex Group Plc                                                            294,279
      80,000     Zen Research Plc+                                                          147,587
                                                                                        -----------
                                                                                          4,211,669
                                                                                        -----------
TOTAL COMMON STOCKS (COST $23,097,311)                                                   23,089,509
                                                                                        -----------
PREFERRED STOCKS -- 1.1%
GERMANY -- 1.1%
       1,000     Hugo Boss AG, Preferred No Par 1.86%                                       267,572
                                                                                        -----------
WARRANTS -- 0.0%# (COST $0)
FRANCE -- 0.0%#
         744     Marionnaud Parfumeries, expiration 6/30/02                                   9,779
                                                                                        -----------
TOTAL INVESTMENTS (COST $23,361,905*)                               96.5%                23,366,860
OTHER ASSETS AND LIABILITIES (NET)                                   3.5                    847,095
---------------------------------------------------------------------------------------------------
NET ASSETS                                                         100.0%               $24,213,955
---------------------------------------------------------------------------------------------------

     *   Aggregate cost for Federal tax purposes is $23,377,740.
     +   Non-income producing security.
     #   Amount represents less than 0.1%.

Abbreviations:
ADR   American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


AT DECEMBER 31, 2000, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                                 % OF NET                VALUE
INDUSTRY DIVERSIFICATION                                          ASSETS               (NOTE 1)
------------------------------------------------------------------------------------------------
COMMON STOCKS:
Business and Public Services                                       15.0%             $ 3,642,203
Health and Personal Care                                           12.3                2,980,588
Data Processing and Reproduction                                   10.0                2,426,561
Machinery and Engineering                                           8.2                1,993,423
Electrical and Electronics                                          5.3                1,291,143
Electronic Components and Instruments                               4.9                1,194,643
Merchandising                                                       4.6                1,114,603
Broadcasting and Publishing                                         4.6                1,107,934
Telecommunications                                                  4.1                  978,115
Real Estate                                                         3.8                  928,394
Manufacturing                                                       3.2                  783,720
Recreation, Other Consumer Goods                                    2.2                  521,243
Industrial Components                                               2.0                  493,399
Utilities -- Water                                                  2.0                  483,006
Energy Sources                                                      2.0                  478,344
Financial Services                                                  1.9                  445,956
Banking                                                             1.8                  443,372
Insurance                                                           1.5                  350,895
Food and Household Products                                         1.3                  308,412
Construction and Housing                                            1.2                  290,292
Transportation -- Shipping                                          1.2                  279,444
Automobiles                                                         1.1                  256,963
Multi Media                                                         0.8                  197,182
Transportation -- Airlines                                          0.4                   99,674
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                95.4               23,089,509
PREFERRED STOCKS                                                    1.1                  267,572
WARRANTS                                                            0.0                    9,779
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                  96.5%              23,366,860
OTHER ASSETS AND LIABILITIES (NET)                                  3.5                  847,095
------------------------------------------------------------------------------------------------
NET ASSETS                                                        100.0%             $24,213,955
------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                            DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
BELGIUM -- 1.1%
       3,000     Fortis, Class B                                                        $    97,453
                                                                                        -----------
FINLAND -- 3.4%
       6,920     Nokia Oyj                                                                  308,600
                                                                                        -----------
FRANCE -- 18.2%
       3,067     Alcatel SA, Class A                                                        174,207
       3,035     Aventis SA                                                                 266,420
       1,583     Axa                                                                        228,875
       1,600     BNP Paribas SA                                                             140,452
       8,195     Havas Advertising SA                                                       118,486
       2,790     Lafarge SA                                                                 233,912
       1,000     L'Air Liquide SA                                                           149,183
       1,864     TotalFinaElf SA                                                            277,203
       1,855     Valeo SA                                                                    82,829
                                                                                        -----------
                                                                                          1,671,567
                                                                                        -----------
GERMANY -- 6.8%
       5,000     Deutsche Lufthansa AG, Registered Shares                                   125,336
       5,055     Deutsche Telekom AG, Registered Shares                                     154,241
       3,381     E.On AG                                                                    205,692
       1,075     Siemens AG                                                                 142,558
                                                                                        -----------
                                                                                            627,827
                                                                                        -----------
IRELAND -- 2.0%
      18,890     Bank of Ireland                                                            187,812
                                                                                        -----------
ITALY -- 8.1%
      11,500     Banca Popolare di Verona                                                   133,340
      28,373     ENI SpA                                                                    181,138
      11,210     Riunione Adriatica di Sicurta SpA                                          174,812
      11,676     Telecom Italia SpA                                                         129,133
      25,000     UniCredito Italiano SpA                                                    130,735
                                                                                        -----------
                                                                                            749,158
                                                                                        -----------
NETHERLANDS -- 10.6%
       5,899     Aegon NV                                                                   244,016
       6,504     ASM Lithography Holding NV+                                                147,711
       5,062     Buhrmann NV                                                                135,683
       1,300     ING Groep NV                                                               103,841
       4,400     Koninklijke Ahold NV                                                       141,939
       4,060     VNU NV                                                                     199,544
                                                                                        -----------
                                                                                            972,734
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SPAIN -- 6.7%
      17,780     Amadeus Global Travel Distribution SA, Class A                          $  131,873
       9,334     Banco Bilbao Vizcaya Argentaria SA                                         138,897
       8,900     Empresa Nacional de Electricidad SA                                        151,657
      11,996     Telefonica SA                                                              198,219
                                                                                        -----------
                                                                                            620,646
                                                                                        -----------
SWEDEN -- 5.4%
      17,000     Nordea AB                                                                  128,819
       7,822     Skandia Forsakrings AB                                                     127,248
      21,251     Telefonaktiebolaget LM Ericsson AB, Class B                                242,109
                                                                                        -----------
                                                                                            498,176
                                                                                        -----------
SWITZERLAND -- 10.0%
          60     Nestle SA, Registered Shares                                               139,956
         130     Novartis AG, Registered Shares                                             229,835
          13     Roche Holding AG - Genussshein                                             132,446
          63     Swiss Re, Registered Shares                                                151,036
       1,630     UBS AG, Registered Shares                                                  266,049
                                                                                        -----------
                                                                                            919,322
                                                                                        -----------
UNITED KINGDOM -- 25.1%
       6,824     Cable & Wireless Plc                                                        92,049
      10,822     GlaxoSmithKline Plc+                                                       305,212
       5,649     HSBC Holdings Plc                                                           83,119
       5,200     Logica Plc                                                                 135,936
      12,363     Reckitt Benckiser Plc                                                      170,274
      14,000     Reed International Plc                                                     146,392
      32,790     Sainsbury (J) Plc                                                          194,457
      23,985     ScottishPower Plc                                                          189,534
      31,829     Shell Transport & Trading Company Plc                                      261,028
      28,233     Tesco Plc                                                                  115,031
      19,000     Unilever Plc                                                               162,630
     122,288     Vodafone Group Plc                                                         448,464
                                                                                        -----------
                                                                                          2,304,126
                                                                                        -----------
TOTAL COMMON STOCKS (COST $9,178,373)                                                     8,957,421
                                                                                        -----------
TOTAL INVESTMENTS (COST $9,178,373*)                           97.4%                      8,957,421
OTHER ASSETS AND LIABILITIES (NET)                              2.6                         238,081
---------------------------------------------------------------------------------------------------
NET ASSETS                                                    100.0%                     $9,195,502
---------------------------------------------------------------------------------------------------

     *   Aggregate cost for Federal tax purposes.
     +   Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


AT DECEMBER 31, 2000, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                                 % OF NET              VALUE
INDUSTRY DIVERSIFICATION                                          ASSETS             (NOTE 1)
------------------------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications                                                 14.4%            $1,326,525
Banking                                                            13.2              1,209,223
Insurance                                                          11.1              1,023,440
Health and Personal Care                                           10.2                933,913
Energy Sources                                                      7.8                719,369
Merchandising                                                       6.7                614,057
Electrical and Electronics                                          6.1                563,055
Utilities -- Electric and Gas                                       5.9                546,883
Broadcasting and Publishing                                         3.8                345,936
Food and Household                                                  3.4                310,230
Data Processing and Reproduction                                    3.1                283,647
Business and Public Services                                        2.7                250,359
Building Materials and Components                                   2.5                233,912
Chemicals                                                           1.6                149,183
Wholesale & International Trade                                     1.5                136,683
Transportation -- Airlines                                          1.4                125,336
Financial Services                                                  1.1                103,841
Automobiles                                                         0.9                 82,829
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                97.4              8,957,421
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                  97.4%             8,957,421
OTHER ASSETS AND LIABILITIES (NET)                                  2.6                238,081
----------------------------------------------------------------------------------------------
NET ASSETS                                                        100.0%            $9,195,502
----------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS                                  DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
AUSTRALIA -- 2.1%
      12,000     ERG, Ltd.                                                              $    18,263
       6,000     FH Faulding & Company, Ltd.                                                 39,370
       8,600     Newcrest Mining, Ltd.                                                       20,897
       2,000     News Corporation, Ltd.                                                      15,558
      11,707     Pacific Dunlop, Ltd.                                                         9,757
      45,000     Portman, Ltd.                                                               29,005
       1,500     Rio Tinto, Ltd.                                                             24,535
       7,300     Southcorp, Ltd.                                                             19,851
       5,000     Telstra Corporation, Ltd.                                                   17,845
                                                                                        -----------
                                                                                            195,081
                                                                                        -----------
BELGIUM -- 0.4%
       1,000     Fortis, Class B                                                             32,484
                                                                                        -----------
CHINA -- 0.2%
      10,000     China Unicom, Ltd.+                                                         15,321
                                                                                        -----------
FINLAND -- 3.4%
       5,630     Nokia Oyj                                                                  251,072
       3,350     Sonera Oyj                                                                  60,701
                                                                                        -----------
                                                                                            311,773
                                                                                        -----------
FRANCE -- 10.2%
       1,460     Alcatel SA, Class A                                                         82,929
       1,200     Aventis SA                                                                 105,339
         645     Axa                                                                         93,256
       1,100     BNP Paribas SA                                                              96,561
       4,710     Havas Advertising SA                                                        68,098
       1,680     Lafarge SA                                                                 140,850
         800     L'Air Liquide SA                                                           119,347
         470     Suez Lyonnaise des Eaux SA                                                  85,825
         915     TotalFinaElf SA                                                            136,073
                                                                                        -----------
                                                                                            928,278
                                                                                        -----------
GERMANY -- 5.9%
       1,310     BASF AG                                                                     59,588
         947     Deutsche Bank AG, Registered Shares                                         79,974
       2,800     Deutsche Lufthansa AG, Registered Shares                                    70,188
       3,315     Deutsche Telekom AG, Registered Shares                                     101,149
         940     E.On AG                                                                     57,187
         712     Fresenius Medical Care AG                                                   57,822
         840     Siemens AG                                                                 111,394
                                                                                        -----------
                                                                                            537,302
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
HONG KONG -- 2.8%
       5,000     Cheung Kong (Holdings), Ltd.                                           $    63,945
       4,000     CLP Holdings, Ltd.                                                          19,949
       3,400     Hang Seng Bank, Ltd.                                                        45,771
      12,000     South China Morning Post (Holdings), Ltd.                                    8,923
       5,500     Swire Pacific, Ltd., Class A                                                39,665
      12,000     The Wharf (Holdings), Ltd.                                                  29,155
      12,000     Wing Hang Bank, Ltd.                                                        43,386
                                                                                        -----------
                                                                                            250,794
                                                                                        -----------
ITALY -- 5.9%
       5,500     Banca Popolare di Verona                                                    63,771
      11,500     ENI SpA                                                                     73,418
       8,835     Riunione Adriatica di Sicurta SpA                                          137,776
      10,175     Telecom Italia SpA                                                          81,199
       7,820     Telecom Italia Mobile SpA                                                   86,486
      18,900     UniCredito Italiano SpA                                                     98,835
                                                                                        -----------
                                                                                            541,485
                                                                                        -----------
JAPAN -- 21.6%
      11,000     Bank of Fukuoka, Ltd.                                                       47,024
       2,000     Canon, Inc.                                                                 70,080
       4,000     Daiwa Securities Group, Inc.                                                41,803
       2,000     FamilyMart Company, Ltd.                                                    50,545
      13,000     Fuji Electric Company, Ltd.+                                                37,922
       9,000     Fuji Heavy Industries, Ltd.                                                 54,715
       1,200     Hitachi Information Systems, Ltd.                                           40,892
      18,000     Japan Airlines Company, Ltd.                                                82,467
       5,000     Kansai Electric Power Company, Inc.                                         84,928
      45,000     Kawasaki Steel Corporation                                                  46,516
       3,000     Kissei Pharmaceutical Company, Ltd.                                         59,393
       3,000     Koa Corporation                                                             51,772
       5,000     Kyowa Exeo Corporation                                                      51,640
      30,000     Marubeni Corporation                                                        70,956
       4,000     Matsushita Electric Industrial Company, Ltd.                                95,659
       6,000     Mitsubishi Electric Corporation                                             36,950
         300     Murata Manufacturing Company, Ltd.                                          35,215
       2,000     Nec Corporation                                                             36,617
       2,000     Nihon Dempa Kogyo Company, Ltd.                                             61,846
          11     Nippon Telegraph & Telephone Corporation                                    79,304
      15,000     Nisshinbo Industries, Inc.                                                  68,328
       2,000     Nomura Securities Company, Ltd.                                             36,004
      20,000     Orient Corporation                                                          24,528
       9,000     Q.P. Corporation                                                            74,740


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN -- (continued)
         200     Rohm Company, Ltd.                                                     $    38,018
       2,000     Santen Pharmaceutical Company, Ltd.                                         39,595
       9,000     Sanwa Bank, Ltd.                                                            63,151
       1,000     Secom Company, Ltd.                                                         65,262
         500     Sony Corporation                                                            34,602
       3,000     Sumitomo Electric Industries, Ltd.                                          49,249
       1,000     Takeda Chemical Industries, Ltd.                                            59,218
       4,000     Tokai Rubber Industries, Ltd.                                               45,202
       2,000     Tokyo Broadcasting System, Inc.                                             59,218
       6,000     Tostem Corporation                                                          74,583
       8,000     Toyoda Machine Works, Ltd.                                                  43,169
      25,000     Ube Industries, Ltd.                                                        56,283
                                                                                        -----------
                                                                                          1,967,394
                                                                                        -----------
NETHERLANDS -- 10.5%
       4,230     Abn Amro Holding NV                                                         96,186
       2,075     Aegon NV                                                                    85,834
       3,545     ASM Lithography Holding NV+                                                 80,510
       3,790     Buhrmann NV                                                                101,588
       1,911     ING Groep NV                                                               152,646
       2,100     Koninklijke Ahold NV                                                        67,744
       2,365     Koninklijke (Royal) Philips Electronics NV                                  86,639
       2,190     Royal Dutch Petroleum Company                                              134,180
       4,156     Royal Vendex KBB NV                                                         54,470
       1,880     VNU NV                                                                      92,400
                                                                                        -----------
                                                                                            952,197
                                                                                        -----------
PORTUGAL -- 0.9%
       9,360     Portugal Telecom, SGPS, SA, Registered Shares                               85,592
                                                                                        -----------
SINGAPORE -- 1.2%
      30,000     Capitaland, Ltd.+                                                           51,902
       6,000     Overseas Union Bank, Ltd.                                                   28,027
       3,000     Singapore Airlines, Ltd.                                                    29,757
                                                                                        -----------
                                                                                            109,686
                                                                                        -----------
SPAIN -- 3.8%
      14,590     Amadeus Global Travel Distribution SA, Class A                             108,213
       5,965     Banco Bilbao Vizcaya Argentaria SA                                          88,764
       3,800     Empresa Nacional de Electricidad SA                                         64,752
       5,100     Telefonica SA                                                               84,271
                                                                                        -----------
                                                                                            346,000
                                                                                        -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                          VALUE
            SHARES                                                                       (NOTE 1)
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SWEDEN -- 2.8%
       8,600     Nordea AB                                                          $        65,167
       3,830     Skandia Forsakrings AB                                                      62,306
      11,550     Telefonaktiebolaget LM Ericsson AB, Class B                                131,587
                                                                                        -----------
                                                                                            259,060
                                                                                        -----------
SWITZERLAND -- 8.7%
         665     ABB, Ltd.                                                                   70,890
          60     Nestle SA, Registered Shares                                               139,956
          90     Novartis AG, Registered Shares                                             159,117
          13     Roche Holding AG - Genussshein                                             132,446
          70     Sulzer AG, Registered Shares                                                50,496
          40     Swiss Re, Registered Shares                                                 95,896
         900     UBS AG, Registered Shares                                                  146,898
                                                                                        -----------
                                                                                            795,699
                                                                                        -----------
UNITED KINGDOM -- 17.6%
       3,260     Barclays Plc                                                               100,902
      17,964     BP Amoco Plc                                                               144,907
       5,840     Cable & Wireless Plc                                                        78,776
       3,640     CGNU Plc                                                                    58,833
       8,884     GlaxoSmithKline Plc+                                                       250,568
      11,770     HSBC Holdings Plc                                                          173,183
      20,900     Legal & General Group Plc                                                   57,602
       2,500     Logica Plc                                                                  65,354
       4,260     Marconi Plc                                                                 45,754
       5,440     Reckitt Benckiser Plc                                                       74,924
       3,630     Reuters Group Plc                                                           61,437
      13,255     ScottishPower Plc                                                          104,744
      21,330     Tesco Plc                                                                   86,906
      80,420     Vodafone Group Plc                                                         294,922
                                                                                        -----------
                                                                                          1,598,812
                                                                                        -----------
COMMON STOCKS (COST $9,614,451)                                                           8,926,958
                                                                                        -----------
TOTAL INVESTMENTS (COST $9,614,451*)                        98.0%                         8,926,958
OTHER ASSETS AND LIABILITIES (NET)                           2.0                            178,443
---------------------------------------------------------------------------------------------------
NET ASSETS                                                 100.0%                        $9,105,401
---------------------------------------------------------------------------------------------------

     *   Aggregate cost for Federal tax purposes is $9,632,368.
     +   Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     PORTFOLIO OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2000
--------------------------------------------------------------------------------


AT DECEMBER 31, 2000, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                                % OF NET                 VALUE
INDUSTRY DIVERSIFICATION                                         ASSETS                (NOTE 1)
------------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                           13.6%               $1,237,600
Telecommunications                                                13.0                 1,181,170
Health and Personal Care                                           9.9                   902,868
Electrical and Electronics                                         7.1                   649,223
Insurance                                                          6.9                   623,987
Energy Sources                                                     5.4                   488,578
Food and Household                                                 3.9                   357,364
Utilities -- Electrical and Gas                                    3.6                   331,560
Chemicals                                                          3.1                   280,420
Electronic Components and Instruments                              3.0                   273,490
Financial Services                                                 2.8                   254,981
Data Processing and Reproduction                                   2.8                   252,018
Building Materials and Components                                  2.3                   215,433
Machinery and Engineering                                          2.2                   203,621
Merchandising                                                      2.1                   191,921
Transportation -- Airlines                                         2.0                   182,412
Business and Public Services                                       1.9                   176,311
Wholesale and International Trade                                  1.9                   172,544
Broadcasting and Publishing                                        1.8                   160,541
Real Estate                                                        1.3                   115,847
Diversified Manufacturing                                          1.2                   109,502
Multi-Industry                                                     1.0                    88,671
Utilities -- Water                                                 0.9                    85,825
Multi Media                                                        0.8                    76,995
Metals -- Steel                                                    0.8                    75,521
Office Equipment                                                   0.8                    70,080
Textiles and Apparel                                               0.8                    68,328
Automobiles                                                        0.6                    54,715
Metals -- Non-Ferrous                                              0.5                    45,432
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                               98.0                 8,926,958
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                 98.0%                8,926,958
OTHER ASSETS AND LIABILITIES (NET)                                 2.0                   178,443
------------------------------------------------------------------------------------------------
NET ASSETS                                                       100.0%               $9,105,401
------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     STATEMENTS OF ASSETS AND LIABILITIES                DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                            PICTET          PICTET
                                                              PICTET        GLOBAL       INTERNATIONAL     PICTET       PICTET
                                                              EASTERN      EMERGING          SMALL        EUROPEAN   INTERNATIONAL
                                                             EUROPEAN       MARKETS        COMPANIES       EQUITY       EQUITY
                                                               FUND          FUND            FUND           FUND         FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost $1,822,313, $106,422,188,
         $23,361,905, $9,178,373 and $9,614,451,
         respectively) (Note 1)
         See accompanying schedule                           $1,613,737   $91,556,755   $23,366,860    $8,957,421     $8,926,958
    Cash                                                        208,639       675,954       600,533            --         43,771
    Foreign currency (Cost $0, $815,218, $81,310,
         $235,373 and $144,935, respectively)                        --       808,359        81,087       247,552        147,745
    Receivable for investment securities sold                    14,970     1,490,147       247,571            --             --
    Receivable for Fund shares sold                                  --     2,923,667       104,964            --             --
    Receivable from investment adviser (Note 2)                  10,157            --            --         9,578          9,485
    Dividends receivable, interest receivable
         and reclaim receivable                                   2,216       474,132         9,121         8,757          5,919
    Unamortized organization costs (Note 1)                       4,394             2            42            --             --
    Other assets                                                    766        60,364         4,857         3,923          3,944
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                              1,854,879    97,989,380    24,415,035     9,227,231      9,137,822
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for investment securities purchased                      --       646,435       104,735            --             --
    Investment advisory fee payable (Note 2)                         --        46,533         5,326            --             --
    Payable for Fund shares redeemed                                 --            --        40,388            --             --
    Other accrued expenses and payables                          31,389       138,251        50,631        31,729         32,421
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                            31,389       831,219       201,080        31,729         32,421
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $1,823,490   $97,158,161   $24,213,955    $9,195,502     $9,105,401
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
    Accumulated net investment Income/(loss)                 $       --     $  (1,354)     $ (7,052)     $ (6,471)      $ (1,190)
    Accumulated net realized loss on investments sold
         (Note 1) and foreign currency related transactions    (228,780)  (53,182,938)   (1,103,293)     (664,155)      (234,727)
    Net unrealized appreciation/(depreciation) of investments  (208,576)  (14,865,433)        4,955      (220,952)      (687,493)
    Net unrealized appreciation/(depreciation) of foreign
         currency related transactions                               --        (6,859)         (223)       12,179          2,810
    Par value                                                     2,127       138,362        23,706        10,083         10,029
    Paid-in capital in excess of par value (Notes 1 and 4)    2,258,719   165,076,383    25,295,862    10,064,818     10,015,972
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL NET ASSETS                                         $1,823,490   $97,158,161   $24,213,955    $9,195,502     $9,105,401
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
    SHARES OF BENEFICIAL INTEREST OUTSTANDING (NOTE 4)          212,693    13,836,221     2,370,638     1,008,331      1,002,892
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Net asset value, offering and redemption
         price per share (Note 4)                                 $8.57         $7.02        $10.21         $9.12          $9.08
--------------------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000
                                                                             PICTET          PICTET
                                                                PICTET       GLOBAL       INTERNATIONAL    PICTET       PICTET
                                                                EASTERN     EMERGING          SMALL       EUROPEAN   INTERNATIONAL
                                                               EUROPEAN      MARKETS        COMPANIES      EQUITY       EQUITY
                                                                 FUND         FUND            FUND          FUND*        FUND*
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of foreign withholding taxes of $2,672,
          $279,692, $4,534, $1,085 and $1,953, respectively)  $  11,282  $  2,580,247  $     53,568    $   19,960    $   23,308
     Interest                                                     5,104       154,703        44,030        18,273        13,730
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                     16,386     2,734,950        97,598        38,233        37,038
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                            31,073     1,961,292       117,991        25,513        25,871
     Administration fee (Note 2)                                  2,931       226,770        21,443         7,276         7,276
     Accounting fee (Note 2)                                     50,599        63,442        49,999        18,564        18,564
     Transfer agent fees (Note 2)                                12,002        39,097        12,002         4,964         4,964
     Custodian fees (Note 2)                                     41,125       474,540        41,193         9,627         9,628
     Professional fees                                           21,249        67,495        26,482        18,411        18,411
     Printing fees                                                  999        46,680         4,840         5,482         5,482
     Registration and filing fees                                14,000        18,411        15,629         6,155         6,155
     Amortization of organization costs (Note 1)                  1,930         6,727           236            --            --
     Trustees' fees and expenses (Note 2)                           374        28,299         2,311           695           695
     Other                                                       13,481       113,826        22,507         1,830         1,836
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS                   189,763     3,046,579       314,633        98,517        98,882
----------------------------------------------------------------------------------------------------------------------------------
     Fees waived and/or expenses reimbursed by
          investment advisor (Note 2)                          (148,321)     (378,441)     (173,030)      (64,500)      (64,387)
----------------------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                41,442     2,668,138       141,603        34,017        34,495
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                    (25,056)       66,812       (44,005)        4,216         2,543
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS:
     (Notes 1 and 4):
     Net realized gain/(loss) on:
     Securities transactions                                    414,384    (4,603,356)      354,047      (664,155)     (234,727)
     Foreign currency related transactions                          244      (586,487)      (39,944)       64,213        22,267
----------------------------------------------------------------------------------------------------------------------------------
     Net realized gain/(loss) on investments
          during the year                                       414,628    (5,189,843)      314,103      (599,942)     (212,460)
----------------------------------------------------------------------------------------------------------------------------------
     Change in unrealized appreciation/(depreciation) of:
     Securities                                                (437,581)  (66,236,316)   (1,759,902)     (220,952)     (687,493)
     Foreign currency related transactions                           --       107,799          (223)       12,179         2,810
----------------------------------------------------------------------------------------------------------------------------------
     Net unrealized depreciation of investments
          during the year                                      (437,581)  (66,128,517)   (1,760,125)     (208,773)     (684,683)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS                                             (22,953)  (71,318,360)   (1,446,022)     (808,715)     (897,143)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                 $(48,009) $(71,251,548)  $(1,490,027)    $(804,499)    $(894,600)
----------------------------------------------------------------------------------------------------------------------------------

*Commenced operations on August 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED                 YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2000          DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss                                                      $ (25,056)                 $ (18,649)
     Net realized gain/(loss) on investments during the year                    414,628                   (111,298)
     Change in unrealized appreciation/(depreciation)
          of investments during the year                                       (437,581)                   607,652
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets resulting from operations            (48,009)                   477,705

FUND SHARE TRANSACTIONS:
     Net decrease in net assets from Fund share transactions
          (Note 4)                                                              (61,396)                  (180,828)
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets                                     (109,405)                   296,877

NET ASSETS:
     Beginning of year                                                        1,932,895                  1,636,018
----------------------------------------------------------------------------------------------------------------------
     End of year (including accumulated net investment
          loss of $0 and $0, respectively)                                   $1,823,490                 $1,932,895
----------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED                 YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2000          DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income/(loss)                                           $     66,812               $   (263,707)
     Net realized gain/(loss) on investments during the year                  (5,189,843)                14,632,254
     Change in unrealized appreciation/(depreciation) of investments
          during the year                                                    (66,128,517)                55,534,127
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets resulting from operations         (71,251,548)                69,902,674

FUND SHARE TRANSACTIONS:
     Net increase/(decrease) in net assets from Fund share transactions
          (Note 4)                                                           (21,865,492)                26,010,651
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets                                   (93,117,040)                95,913,325

NET ASSETS:
     Beginning of year                                                       190,275,201                 94,361,876
----------------------------------------------------------------------------------------------------------------------
     End of year (including accumulated net investment
          loss of ($1,354) and ($228,533), respectively)                    $ 97,158,161               $190,275,201
----------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED                 YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2000          DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss                                                   $   (44,005)                 $      (985)
     Net realized gain on investments during the year                          314,103                    1,366,881
     Change in unrealized appreciation/(depreciation) of investments
          during the year                                                   (1,760,125)                   1,472,274
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets resulting from operations        (1,490,027)                   2,838,170

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions to shareholders from net realized gain on investments    (1,581,879)                    (760,216)

FUND SHARE TRANSACTIONS:
     Net increase/(decrease) in net assets from Fund share transactions
          (Note 4)                                                          22,510,273                   (3,001,777)
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets                                  19,438,367                     (923,823)

NET ASSETS:
     Beginning of year                                                       4,775,588                    5,699,411
----------------------------------------------------------------------------------------------------------------------
     End of year (including accumulated net investment
          loss of ($7,052) and ($13,674), respectively)                    $24,213,955                  $ 4,775,588
----------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          PERIOD ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                                 DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income                                                           $       4,216
     Net realized loss on investments during the period                                   (599,942)
     Change in unrealized depreciation of investments
          during the period                                                               (208,773)
----------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations                                 (804,499)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions to shareholders from net investment income                               (4,216)
     Distributions to shareholders from net realized gain on investments                   (70,684)

FUND SHARE TRANSACTIONS:
     Net increase in net assets from Fund share transactions
          (Note 4)                                                                      10,074,901
----------------------------------------------------------------------------------------------------------
     Net increase in net assets                                                          9,195,502

NET ASSETS:
     Beginning of period                                                                        --
----------------------------------------------------------------------------------------------------------
     End of period (including accumulated net investment loss of ($6,471))           $   9,195,502
----------------------------------------------------------------------------------------------------------

*Pictet European Equity Fund commenced operations on August 15, 2000.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  PERIOD ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                         DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income                                                        $     2,543
     Net realized loss on investments during the period                              (212,460)
     Change in unrealized depreciation of investments
          during the period                                                          (684,683)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations                            (894,600)

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions to shareholders from net investment income                          (2,543)
     Distributions to shareholders from net realized gain on investments              (23,457)

FUND SHARE TRANSACTIONS:
     Net increase in net assets from Fund share transactions
          (Note 4)                                                                 10,026,001
--------------------------------------------------------------------------------------------------
     Net increase in net assets                                                     9,105,401

NET ASSETS:
     Beginning of period                                                                   --
--------------------------------------------------------------------------------------------------
     End of period (including accumulated net investment loss of ($1,190))        $ 9,105,401
--------------------------------------------------------------------------------------------------

*Pictet International Equity Fund commenced operations on August 15, 2000.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR          YEAR           PERIOD
                                                                      ENDED         ENDED           ENDED
                                                                    12/31/00      12/31/99        12/31/98*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $8.87        $ 6.54          $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income/(loss)                                     (0.12)        (0.09)           0.00#
     Net realized and unrealized gain/(loss) on investments           (0.18)         2.42           (3.39)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                      (0.30)         2.33           (3.39)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income                            --            --           (0.07)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                      --            --           (0.07)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $8.57         $8.87           $6.54
-----------------------------------------------------------------------------------------------------------
Total return++                                                      (3.38)%        35.63%        (33.93)%
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's)                            $1,823        $1,933          $1,636
     Ratio of operating expenses to average net assets                2.00%         2.00%           2.00%+
     Ratio of net investment loss
          to average net assets                                     (1.21)%       (1.15)%         (0.06)%+
     Ratio of operating expenses to average net assets
          without waivers and expenses reimbursed                     9.16%        11.54%           9.97%+
     Ratio of net investment loss to average net assets
          without waivers and expenses reimbursed                   (8.37)%      (10.69)%         (8.03)%+
     Portfolio turnover rate                                            88%          117%             91%

-------------------

    * Pictet Eastern European Fund commenced operations on April 7, 1998. + Annualized.
   ++ Total return represents aggregate total return for the period.
    # Amount represents less than $0.01 per share.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                               YEAR          YEAR        YEAR        YEAR           YEAR
                                                               ENDED         ENDED       ENDED       ENDED          ENDED
                                                             12/31/00      12/31/99    12/31/98    12/31/97      12/31/96(A)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $11.15        $ 6.81      $ 8.87       $10.13        $ 9.51
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income/(loss)                               0.00#        (0.01)       0.04         0.04          0.07
     Net realized and unrealized gain/(loss) on investments    (4.13)         4.35       (2.10)       (1.18)         0.71
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (4.13)         4.34       (2.06)       (1.14)         0.78
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income                     --            --          --        (0.02)        (0.07)
     Distributions from net realized capital gains                --            --          --        (0.10)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --            --          --        (0.12)        (0.16)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $ 7.02        $11.15      $ 6.81       $ 8.87        $10.13
----------------------------------------------------------------------------------------------------------------------------
Total return++                                              (36.98)%       63.73%     (23.22)%     (11.29)%         8.32%
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's)                    $97,158      $190,275     $94,362     $190,922      $122,047
     Ratio of operating expenses to average net assets         1.70%         1.70%       1.70%        1.70%         1.70%
     Ratio of net investment income/(loss)
          to average net assets                                0.04%       (0.19)%       0.55%        0.32%         0.88%
     Ratio of operating expenses to average net assets
          without waivers and expenses reimbursed              1.94%         1.92%       2.00%        1.84%         2.20%
     Ratio of net investment income/(loss) to average net
          assets without waivers and expenses reimbursed     (0.20)%       (0.42)%       0.25%        0.18%         0.38%
     Portfolio turnover rate                                    128%          126%        123%          77%           48%

-------------------
   ++ Total return represents aggregate total return for the period.
    # Amount represents less than $0.01 per share.
  (a) Per share amounts prior to December 2, 1996, have been restated to reflect the stock dividend of nine additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet Global Emerging Markets Fund. The record date of the stock dividend was December 13, 1996, payable on January 1, 1997.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                               YEAR          YEAR        YEAR        YEAR           YEAR
                                                               ENDED         ENDED       ENDED       ENDED          ENDED
                                                             12/31/00      12/31/99    12/31/98    12/31/97      12/31/96*(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $10.25         $ 6.55     $ 9.24       $10.15      $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income/(loss)                               0.00#         (0.02)      0.07+++      0.08         0.09
     Net realized and unrealized gain/(loss)
           on investments                                       0.71           5.66       0.41        (0.86)        0.20
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.71           5.64       0.48        (0.78)        0.29
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income                     --             --         --        (0.13)       (0.12)
     Distributions from net realized capital gains             (0.75)         (1.94)     (3.17)          --        (0.02)
     Distributions from capital                                   --             --         --           --        (0.00)#
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.75)         (1.94)     (3.17)       (0.13)       (0.14)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.21         $10.25     $ 6.55       $ 9.24       $10.15
-----------------------------------------------------------------------------------------------------------------------------
Total return++                                                 6.56%         86.45%      5.35%      (7.68)%        2.85%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's)                    $24,214         $4,776     $5,699      $23,773      $25,743
     Ratio of operating expenses to average
          net assets                                           1.20%          1.20%      1.20%        1.20%        1.20%+
     Ratio of net investment income/(loss) to
          average net assets                                 (0.37)%        (0.02)%      0.65%        0.82%        1.04%+
     Ratio of operating expenses to average
          net assets without waivers and expenses
          reimbursed                                           2.66%          4.76%      2.36%        2.20%        2.46%+
     Ratio of net investment loss to average
          net assets without waivers and
          expenses reimbursed                                (1.83)%        (3.58)%    (0.52)%      (0.18)%      (0.22)%+
     Portfolio turnover rate                                    142%           166%       132%          90%          53%

-------------------

      * Pictet International Small Companies Fund commenced operations on February 7, 1996.
      + Annualized.
     ++ Total return represents aggregate total return for the period.
    +++ Per share numbers have been calculated using the average share method.
      # Amount represents less than $0.01 per share.
    (a) Per share amounts prior to December 2, 1996, have been restated to reflect the stock dividend of nine additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet International Small Companies Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   12/31/00*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                $10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                                            0.00#
     Net realized and unrealized loss on investments                                                 (0.81)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (0.81)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income                                                        (0.00)#
     Distributions from net realized capital gains                                                   (0.07)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (0.07)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                      $ 9.12
-------------------------------------------------------------------------------------------------------------
Total return++                                                                                     (8.04)%
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's)                                                           $9,196
     Ratio of operating expenses to average net assets                                               1.00%+
     Ratio of net investment income to average net assets                                            0.12%+
     Ratio of operating expenses to average net assets without waivers and expenses reimbursed       2.90%+
     Ratio of net investment loss to average net assets without waivers and expenses reimbursed    (1.77)%+
     Portfolio turnover rate                                                                           49%

-------------------

      * Pictet European Equity Fund commenced operations on August 15, 2000. + Annualized.
     ++ Total return represents aggregate total return for the period.
      # Amount represents less than $0.01 per share.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                                                                                                    PERIOD
                                                                                                     ENDED
                                                                                                   12/31/00*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                $10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                                            0.00#
     Net realized and unrealized loss on investments                                                 (0.90)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                     (0.90)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income                                                        (0.00)#
     Distributions from net realized capital gains                                                   (0.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (0.02)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                       $9.08
-------------------------------------------------------------------------------------------------------------
Total return ++                                                                                    (8.94)%
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
     Net assets, end of period (in 000's)                                                           $9,105
     Ratio of operating expenses to average net assets                                               1.00%+
     Ratio of net investment income to average net assets                                            0.07%+
     Ratio of operating expenses to average net assets without waivers and expenses reimbursed       2.87%+
     Ratio of net investment loss to average net assets without waivers and expenses reimbursed    (1.79)%+
     Portfolio turnover rate                                                                           31%

-------------------

      * Pictet International Equity Fund commenced operations on August 15,
        2000.
      + Annualized.
     ++ Total return represents aggregate total return for the period.
      # Amount represents less than $0.01 per share.



                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.        SIGNIFICANT ACCOUNTING POLICIES

          Pictet Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of five series, Pictet Eastern European Fund, Pictet Global
Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

          SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

          REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

          FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, such Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

          Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

          FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

          Permanent  differences  incurred  during the year ended  December  31,
2000,   resulting  from  differences  in  book  and  tax  accounting  have  been reclassified at year end as follows:

                                                                 INCREASE/(DECREASE)         INCREASE /
                                               INCREASE/            ACCUMULATED             (DECREASE)
                                              (DECREASE)          NET INVESTMENT          ACCUMULATED NET
                                            PAID-IN CAPITAL        INCOME/(LOSS)       REALIZED GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                  $ (24,813)              $ 25,056               $   (243)
Pictet Global Emerging Markets Fund            (668,400)               160,367                508,033
Pictet International Small Companies Fund          (236)                50,627                (50,391)
Pictet European Equity Fund                          --                 64,213                (64,213)
Pictet International Equity Fund                     --                 22,267                (22,267)
-----------------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

          ORGANIZATION  COSTS:  Expenses  incurred   in  connection   with   the
organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations.

          EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.


2.        INVESTMENT ADVISORY FEE, ADMINISTRATIVE FEE AND OTHER PARTY
          TRANSACTIONS

          The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada) & Company Limited ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.50%, 1.25%, 1.00%, 0.75% and 0.75%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund do not exceed 2.00%, 1.70%, 1.20%, 1.00% and 1.00%, respectively, of each Fund's average daily net assets.

          PFPC, Inc. ("PFPC") serves as the Funds' Administrator and Transfer Agent. PFPC as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund. For administration services, PFPC is entitled to receive $366,667 per annum from the Trust. In addition, for its services as transfer agent, PFPC is paid separate compensation.

          For the year ended December 31, 2000, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                                       PICTET
                                                   PICTET           INTERNATIONAL
                                                INTERNATIONAL         EXPENSES
                                                 FEES WAIVED         REIMBURSED         TOTAL
------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                      $ 31,073            $117,248        $148,321
Pictet Global Emerging Markets Fund                370,678               7,763         378,441
Pictet International Small Companies Fund          117,991              55,039         173,030
Pictet European Equity Fund                         25,513              38,987          64,500
Pictet International Equity Fund                    25,871              38,516          64,387
------------------------------------------------------------------------------------------------

          No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


3.        PURCHASES AND SALES OF SECURITIES

          Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2000 were as follows:

                                                PURCHASES               SALES
--------------------------------------------------------------------------------
Pictet Eastern European Fund                    $1,689,897            $1,986,218
Pictet Global Emerging Markets Fund            192,712,786           216,147,597
Pictet International Small Companies Fund       35,692,375            15,608,153
Pictet European Equity Fund                     14,143,376             4,300,848
Pictet International Equity Fund                12,672,700             2,823,522

          At December 31, 2000, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                               UNREALIZED         UNREALIZED        NET UNREALIZED
                                              APPRECIATION       DEPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                  $   42,917         $   (307,918)      $   (265,001)
Pictet Global Emerging Markets Fund            4,226,110          (19,106,902)       (14,880,792)
Pictet International Small Companies Fund      2,293,599           (2,304,479)           (10,880)
Pictet European Equity Fund                      547,818             (768,770)          (220,952)
Pictet International Equity Fund                 367,902           (1,073,312)          (705,410)


4.        SHARES OF BENEFICIAL INTEREST

          Each Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED                           YEAR ENDED
                                                   DECEMBER 31, 2000                    DECEMBER 31, 1999
                                                SHARES          AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund:
Sold                                            19,768         $ 173,960             49,648          $ 378,319
Redeemed                                       (25,048)         (235,356)           (81,810)          (559,147)
--------------------------------------------------------------------------------------------------------------------
Net decrease                                    (5,280)        $ (61,396)           (32,162)         $(180,828)
--------------------------------------------------------------------------------------------------------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   DECEMBER 31, 2000                    DECEMBER 31, 1999
                                                SHARES          AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                         1,801,430      $ 14,101,553          3,501,546        $28,421,838
Redeemed                                    (5,034,991)      (35,967,045)          (288,897)        (2,411,187)
--------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                     (3,233,561)     $(21,865,492)         3,212,649        $26,010,651
--------------------------------------------------------------------------------------------------------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   DECEMBER 31, 2000                    DECEMBER 31, 1999
                                                SHARES          AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                         2,286,879       $27,540,780                 --        $        --
Issued as reinvestment of dividends            146,403         1,579,692             74,898            760,214
Redeemed                                      (528,760)       (6,610,199)          (479,539)        (3,761,991)
--------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      1,904,522       $22,510,273           (404,641)       $(3,001,777)
--------------------------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                     PERIOD ENDED
                                                  DECEMBER 31, 2000*
                                                SHARES         AMOUNT
-------------------------------------------------------------------------
Pictet European Equity Fund:
Sold                                          1,000,001       $10,000,010
Issued as reinvestment of dividends               8,331            74,900
Redeemed                                             (1)               (9)
-------------------------------------------------------------------------
Net increase                                  1,008,331       $10,074,901
-------------------------------------------------------------------------


                                                     PERIOD ENDED
                                                  DECEMBER 31, 2000*
                                                SHARES         AMOUNT
-------------------------------------------------------------------------
Pictet International Equity Fund:
Sold                                          1,000,001       $10,000,010
Issued as reinvestment of dividends               2,892            26,000
Redeemed                                             (1)               (9)
-------------------------------------------------------------------------
Net increase                                  1,002,892       $10,026,001
-------------------------------------------------------------------------

      * Pictet European Equity Fund and Pictet International Equity Fund commenced operations on August 15, 2000.

          At December 31, 2000 Pictet Eastern European Fund had one institutional shareholder and two retail shareholders owning 17.66%, 47.17% and 23.50%, respectively, of the outstanding shares of beneficial interest of the Fund.

          At December 31, 2000 Pictet Global Emerging Markets Fund had five institutional shareholders owning 17.29%, 15.83%, 15.62%, 13.71% and 13.30%,
respectively,   of  the outstanding shares of beneficial interest of the Fund.

          At December 31, 2000 Pictet International Small Companies Fund had two institutional shareholders owning 39.07% and 31.25%, respectively, of the outstanding shares of beneficial interest of the Fund.

          At December 31, 2000 Pictet European Equity Fund had one institutional shareholder owning 100% of the outstanding shares of beneficial interest of the Fund.

          At December 31, 2000 Pictet International Equity Fund had one institutional shareholder owning 100% of the outstanding shares of beneficial interest of the Fund.

5.        FOREIGN SECURITIES

          Pictet Eastern European Fund invests primarily in Eastern European equity securities. Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities, Pictet European Equity invests primarily in European equity securities and Pictet International Equity Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


6. POST OCTOBER LOSS

          Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Funds elected to defer capital losses and currency losses occurring between November 1, 2000 and December 31, 2000 as follows:

                                           CAPITAL LOSSES     CURRENCY LOSSES
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund          $7,787,250           $1,354
Pictet International Small Companies Fund     1,105,072            7,052
Pictet European Equity Fund                     352,475            6,471
Pictet International Equity Fund                127,398            1,468

          Such losses will be treated as arising on the first day of the year ending December 31, 2001.

7. CAPITAL LOSS CARRYFORWARDS

          At December 31, 2000 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                            EXPIRING IN 2006     EXPIRING IN 2007    EXPIRING IN 2008
-----------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                  $   112,754           $59,601                   --
Pictet Global Emerging Markets Fund            45,380,329                --                   --
Pictet European Equity Fund                            --                --             $311,680
Pictet International Equity Fund                       --                --               90,802

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Pictet Funds:

          In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pictet Eastern
European  Fund,  Pictet  Global  Emerging  Markets  Fund,  Pictet  International
Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund (constituting Pictet Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 12, 2001

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                    PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
     TAX INFORMATION (UNAUDITED)                               DECEMBER 31, 2000
--------------------------------------------------------------------------------

The amount of long term capital gains paid for the fiscal year ended December 31, 2000 is as follows:

Pictet International Small Companies Fund                               $857,263

                                                                    PIC-AR-12/00